EARNINGS RELEASE FINANCIAL SUPPLEMENT

SECOND QUARTER 2016

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	2–3
Consolidated Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Reconciliation from Reported to Managed Basis	7
Segment Results - Managed Basis	8
Capital and Other Selected Balance Sheet Items	9
Earnings Per Share and Related Information	10

Business Segment Results
Consumer & Community Banking	11–14
Corporate & Investment Bank	15–17
Commercial Banking	18–19
Asset Management	20–22
Corporate	23

Credit-Related Information	24–27

Non-GAAP Financial Measures, Key Performance Measures and Other Notes	28
Glossary of Terms (a)

(a)
Refer to the Glossary of Terms on pages 311–315 of JPMorgan Chase & Co.’s (the “Firm’s”) Annual Report on Form 10-K for the year ended December 31, 2015 (the “2015 Annual Report”) and the Glossary of Terms and Line of Business Metrics on pages 151–157 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2016.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share and ratio data)

	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q16 Change					2016 Change
SELECTED INCOME STATEMENT DATA	2Q16		1Q16	4Q15	3Q15	2Q15	1Q16	2Q15	2016		2015	2015
Reported Basis
Total net revenue	$24,380		$23,239	$22,885	$22,780	$23,812	5%	2%	$47,619		$47,878	(1)%
Total noninterest expense	13,638		13,837	14,263	15,368	14,500	(1)	(6)	27,475		29,383	(6)
Pre-provision profit	10,742		9,402	8,622	7,412	9,312	14	15	20,144		18,495	9
Provision for credit losses	1,402		1,824	1,251	682	935	(23)	50	3,226		1,894	70
NET INCOME	6,200		5,520	5,434	6,804	6,290	12	(1)	11,720		12,204	(4)

Managed Basis (a)
Total net revenue	25,214		24,083	23,747	23,535	24,531	5	3	49,297		49,351	—
Total noninterest expense	13,638		13,837	14,263	15,368	14,500	(1)	(6)	27,475		29,383	(6)
Pre-provision profit	11,576		10,246	9,484	8,167	10,031	13	15	21,822		19,968	9
Provision for credit losses	1,402		1,824	1,251	682	935	(23)	50	3,226		1,894	70
NET INCOME	6,200		5,520	5,434	6,804	6,290	12	(1)	11,720		12,204	(4)

EARNINGS PER SHARE DATA
Net income: Basic	$1.56		$1.36	$1.34	$1.70	$1.56	15	—	$2.92		$3.02	(3)
Diluted	1.55		1.35	1.32	1.68	1.54	15	1	2.89		2.99	(3)
Average shares: Basic	3,635.8		3,669.9	3,674.2	3,694.4	3,707.8	(1)	(2)	3,652.9		3,716.6	(2)
Diluted	3,666.5		3,696.9	3,704.6	3,725.6	3,743.6	(1)	(2)	3,681.7		3,750.5	(2)

MARKET AND PER COMMON SHARE DATA
Market capitalization	$224,449		$216,547	$241,899	$224,438	$250,581	4	(10)	$224,449		$250,581	(10)
Common shares at period-end	3,612.0		3,656.7	3,663.5	3,681.1	3,698.1	(1)	(2)	3,612.0		3,698.1	(2)
Closing share price (b)	$62.14		$59.22	$66.03	$60.97	$67.76	5	(8)	$62.14		$67.76	(8)
Book value per share	62.67		61.28	60.46	59.67	58.49	2	7	62.67		58.49	7
Tangible book value per share (c)	50.21		48.96	48.13	47.36	46.13	3	9	50.21		46.13	9
Cash dividends declared per share	0.48	(g)	0.44	0.44	0.44	0.44	9	9	0.92	(g)	0.84	10

FINANCIAL RATIOS (d)
Return on common equity (“ROE”)	10%		9%	9%	12%	11%			10%		11%
Return on tangible common equity (“ROTCE”) (c)	13		12	11	15	14			12		14
Return on assets	1.02		0.93	0.90	1.11	1.01			0.97		0.97

High quality liquid assets (“HQLA”) (in billions) (e)	$516	(h)	$505	$496	$505	$532	2	(3)	$516	(h)	$532	(3)

CAPITAL RATIOS (f)
Common equity Tier 1 (“CET1”) capital ratio	12.0%	(h)	11.9%	11.8%	11.5%	11.2%			12.0%	(h)	11.2%
Tier 1 capital ratio	13.6	(h)	13.5	13.5	13.3	12.8			13.6	(h)	12.8
Total capital ratio	15.2	(h)	15.1	15.1	14.9	14.4			15.2	(h)	14.4
Tier 1 leverage ratio	8.5	(h)	8.6	8.5	8.4	8.0			8.5	(h)	8.0

Note: Effective January 1, 2016, the Firm adopted new accounting guidance related to (1) the recognition and measurement of debit valuation adjustments (“DVA”) on financial liabilities where the fair value option has been elected, and (2) the accounting for share-based payments. For additional information, see Notes 1 and 2 on page 28.

(a)	For a further discussion of managed basis, see Reconciliation from Reported to Managed Basis on page 7.

(b)	Share price shown is from the New York Stock Exchange.

(c)
Tangible book value per share and ROTCE are key financial performance measures. Tangible book value per share represents tangible common equity (“TCE”) divided by common shares at period-end. ROTCE measures the Firm’s annualized earnings as a percentage of average TCE. For further discussion of these measures, see page 28.

(d)	Quarterly ratios are based upon annualized amounts.

(e)
HQLA represents the amount of assets that qualify for inclusion in the liquidity coverage ratio under the final U.S. rule (“U.S. LCR”). For additional information on HQLA and LCR, see page 160 of the 2015 Annual Report, and page 61 of the Firm's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2016.

(f)
Ratios presented are calculated under the Basel III Transitional capital rules and represent the Collins Floor. See footnote (a) on page 9 for additional information on Basel III and the Collins Floor.

(g)	On May 17, 2016, the Board of Directors increased the quarterly common stock dividend from $0.44 to $0.48 per share.

(h)	Estimated.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q16 Change				2016 Change
	2Q16	1Q16	4Q15	3Q15	2Q15	1Q16	2Q15	2016	2015	2015
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$2,466,096	$2,423,808	$2,351,698	$2,416,635	$2,449,098	2%	1%	$2,466,096	$2,449,098	1%
Loans:
Consumer, excluding credit card loans	361,305	354,192	344,821	331,969	318,286	2	14	361,305	318,286	14
Credit card loans	131,591	126,090	131,463	126,979	126,025	4	4	131,591	126,025	4
Wholesale loans	379,908	367,031	361,015	350,509	346,936	4	10	379,908	346,936	10
Total Loans	872,804	847,313	837,299	809,457	791,247	3	10	872,804	791,247	10
Core loans (a)	775,813	746,196	732,093	698,988	674,767	4	15	775,813	674,767	15
Core loans (average) (a)	760,721	737,297	715,282	680,224	654,551	3	16	749,009	643,315	16

Deposits:
U.S. offices:
Noninterest-bearing	393,294	383,282	392,721	404,984	432,052	3	(9)	393,294	432,052	(9)
Interest-bearing	695,763	695,667	663,004	624,014	611,438	—	14	695,763	611,438	14
Non-U.S. offices:
Noninterest-bearing	20,980	20,913	18,921	20,174	21,777	—	(4)	20,980	21,777	(4)
Interest-bearing	220,921	221,954	205,069	223,934	222,065	—	(1)	220,921	222,065	(1)
Total deposits	1,330,958	1,321,816	1,279,715	1,273,106	1,287,332	1	3	1,330,958	1,287,332	3

Long-term debt (b)	295,627	290,754	288,651	292,503	286,240	2	3	295,627	286,240	3
Common stockholders’ equity	226,355	224,089	221,505	219,660	216,287	1	5	226,355	216,287	5
Total stockholders’ equity	252,423	250,157	247,573	245,728	241,205	1	5	252,423	241,205	5

Loans-to-deposits ratio	66%	64%	65%	64%	61%			66%	61%

Headcount	240,046	237,420	234,598	235,678	237,459	1	1	240,046	237,459	1

95% CONFIDENCE LEVEL - TOTAL VaR
Average VaR	$45	$54	$49	$54	$42	(17)	7	$49	$43	14

LINE OF BUSINESS NET REVENUE (c)
Consumer & Community Banking	$11,451	$11,117	$11,222	$10,879	$11,015	3	4	$22,568	$21,719	4
Corporate & Investment Bank	9,165	8,135	7,069	8,168	8,723	13	5	17,300	18,305	(5)
Commercial Banking	1,817	1,803	1,760	1,644	1,739	1	4	3,620	3,481	4
Asset Management	2,939	2,972	3,045	2,894	3,175	(1)	(7)	5,911	6,180	(4)
Corporate	(158)	56	651	(50)	(121)	NM	(31)	(102)	(334)	69
TOTAL NET REVENUE	$25,214	$24,083	$23,747	$23,535	$24,531	5	3	$49,297	$49,351	—

LINE OF BUSINESS NET INCOME
Consumer & Community Banking	$2,656	$2,490	$2,407	$2,630	$2,533	7	5	$5,146	$4,752	8
Corporate & Investment Bank	2,493	1,979	1,748	1,464	2,341	26	6	4,472	4,878	(8)
Commercial Banking	696	496	550	518	525	40	33	1,192	1,123	6
Asset Management	521	587	507	475	451	(11)	16	1,108	953	16
Corporate	(166)	(32)	222	1,717	440	(419)	NM	(198)	498	NM
NET INCOME	$6,200	$5,520	$5,434	$6,804	$6,290	12	(1)	$11,720	$12,204	(4)

(a)	Loans considered central to the Firm’s ongoing businesses. For further discussion of core loans, see page 28.

(b)
Included unsecured long-term debt of $220.6 billion, $216.1 billion, $211.8 billion, $214.6 billion and $209.1 billion for the periods ended June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015, and June 30, 2015, respectively.

(c)	For a further discussion of managed basis, see Reconciliation from Reported to Managed Basis on page 7.

JPMORGAN CHASE & CO.
CONSOLIDATED STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q16 Change				2016 Change
REVENUE	2Q16	1Q16	4Q15	3Q15	2Q15	1Q16	2Q15	2016	2015	2015
Investment banking fees	$1,644	$1,333	$1,520	$1,604	$1,833	23%	(10)%	$2,977	$3,627	(18)%
Principal transactions	2,976	2,679	1,552	2,367	2,834	11	5	5,655	6,489	(13)
Lending- and deposit-related fees	1,403	1,403	1,450	1,463	1,418	—	(1)	2,806	2,781	1
Asset management, administration and commissions	3,681	3,624	3,842	3,845	4,015	2	(8)	7,305	7,822	(7)
Securities gains	21	51	73	33	44	(59)	(52)	72	96	(25)
Mortgage fees and related income	689	667	556	469	783	3	(12)	1,356	1,488	(9)
Card income	1,358	1,301	1,431	1,447	1,615	4	(16)	2,659	3,046	(13)
Other income	1,261	801	1,236	628	586	57	115	2,062	1,168	77
Noninterest revenue	13,033	11,859	11,660	11,856	13,128	10	(1)	24,892	26,517	(6)
Interest income	13,813	13,552	13,155	12,739	12,514	2	10	27,365	25,079	9
Interest expense	2,466	2,172	1,930	1,815	1,830	14	35	4,638	3,718	25
Net interest income	11,347	11,380	11,225	10,924	10,684	—	6	22,727	21,361	6
TOTAL NET REVENUE	24,380	23,239	22,885	22,780	23,812	5	2	47,619	47,878	(1)

Provision for credit losses	1,402	1,824	1,251	682	935	(23)	50	3,226	1,894	70

NONINTEREST EXPENSE
Compensation expense	7,778	7,660	6,693	7,320	7,694	2	1	15,438	15,737	(2)
Occupancy expense	899	883	947	965	923	2	(3)	1,782	1,856	(4)
Technology, communications and equipment expense	1,665	1,618	1,657	1,546	1,499	3	11	3,283	2,990	10
Professional and outside services	1,700	1,548	1,824	1,776	1,768	10	(4)	3,248	3,402	(5)
Marketing	672	703	771	704	642	(4)	5	1,375	1,233	12
Other expense (a)	924	1,425	2,371	3,057	1,974	(35)	(53)	2,349	4,165	(44)
TOTAL NONINTEREST EXPENSE	13,638	13,837	14,263	15,368	14,500	(1)	(6)	27,475	29,383	(6)
Income before income tax expense	9,340	7,578	7,371	6,730	8,377	23	11	16,918	16,601	2
Income tax expense/(benefit) (b)	3,140	2,058	1,937	(74)	2,087	53	50	5,198	4,397	18
NET INCOME	$6,200	$5,520	$5,434	$6,804	$6,290	12	(1)	$11,720	$12,204	(4)

NET INCOME PER COMMON SHARE DATA
Basic earnings per share	$1.56	$1.36	$1.34	$1.70	$1.56	15	—	$2.92	$3.02	(3)
Diluted earnings per share	1.55	1.35	1.32	1.68	1.54	15	1	2.89	2.99	(3)

FINANCIAL RATIOS
Return on common equity (c)	10%	9%	9%	12%	11%			10%	11%
Return on tangible common equity (c)(d)	13	12	11	15	14			12	14
Return on assets (c)	1.02	0.93	0.90	1.11	1.01			0.97	0.97
Effective income tax rate (b)	33.6	27.2	26.3	(1.1)	24.9			30.7	26.5
Overhead ratio	56	60	62	67	61			58	61

See notes 1 and 2 on page 28.

(a)
Included Firmwide legal expense/(benefit) of $(430) million, $(46) million, $644 million, $1.3 billion and $291 million for the three months ended June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015, and June 30, 2015, respectively; and $(476) million and $978 million for the six months ended June 30, 2016, and 2015, respectively.

(b)
The three months ended September 30, 2015 reflected tax benefits of $2.2 billion, which reduced the Firm’s effective tax rate by 32.0%. The recognition of tax benefits in 2015 resulted from the resolution of various tax audits, as well as the release of U.S. deferred taxes associated with the restructuring of certain non-U.S. entities.

(c)	Quarterly ratios are based upon annualized amounts.

(d)	For further discussion of ROTCE, see page 28.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)
						Jun 30, 2016
						Change
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,
	2016	2016	2015	2015	2015	2016	2015
ASSETS
Cash and due from banks	$19,710	$18,212	$20,490	$21,258	$24,095	8%	(18)%
Deposits with banks	345,595	360,196	340,015	376,196	398,807	(4)	(13)
Federal funds sold and securities purchased under
resale agreements	237,267	223,220	212,575	218,467	212,850	6	11
Securities borrowed	103,225	102,937	98,721	105,668	98,528	—	5
Trading assets:
Debt and equity instruments	302,347	295,944	284,162	293,040	310,419	2	(3)
Derivative receivables	78,446	70,209	59,677	68,668	67,451	12	16
Securities	278,610	285,323	290,827	306,660	317,795	(2)	(12)
Loans	872,804	847,313	837,299	809,457	791,247	3	10
Less: Allowance for loan losses	14,227	13,994	13,555	13,466	13,915	2	2
Loans, net of allowance for loan losses	858,577	833,319	823,744	795,991	777,332	3	10
Accrued interest and accounts receivable	64,911	57,649	46,605	57,926	69,642	13	(7)
Premises and equipment	14,262	14,195	14,362	14,709	15,073	—	(5)
Goodwill	47,303	47,310	47,325	47,405	47,476	—	—
Mortgage servicing rights	5,072	5,658	6,608	6,716	7,571	(10)	(33)
Other intangible assets	917	940	1,015	1,036	1,091	(2)	(16)
Other assets	109,854	108,696	105,572	102,895	100,968	1	9
TOTAL ASSETS	$2,466,096	$2,423,808	$2,351,698	$2,416,635	$2,449,098	2	1

LIABILITIES
Deposits	$1,330,958	$1,321,816	$1,279,715	$1,273,106	$1,287,332	1	3
Federal funds purchased and securities loaned or sold
under repurchase agreements	166,044	160,999	152,678	180,319	180,897	3	(8)
Commercial paper	17,279	17,490	15,562	19,656	42,238	(1)	(59)
Other borrowed funds	19,945	19,703	21,105	27,174	30,061	1	(34)
Trading liabilities:
Debt and equity instruments	101,194	87,963	74,107	84,334	80,396	15	26
Derivative payables	57,764	59,319	52,790	57,140	59,026	(3)	(2)
Accounts payable and other liabilities	184,635	176,934	177,638	187,986	191,749	4	(4)
Beneficial interests issued by consolidated VIEs	40,227	38,673	41,879	48,689	49,954	4	(19)
Long-term debt	295,627	290,754	288,651	292,503	286,240	2	3
TOTAL LIABILITIES	2,213,673	2,173,651	2,104,125	2,170,907	2,207,893	2	—

STOCKHOLDERS’ EQUITY
Preferred stock	26,068	26,068	26,068	26,068	24,918	—	5
Common stock	4,105	4,105	4,105	4,105	4,105	—	—
Additional paid-in capital	91,974	91,782	92,500	92,316	92,204	—	—
Retained earnings	153,749	149,730	146,420	143,050	138,294	3	11
Accumulated other comprehensive income	1,618	782	192	751	1,102	107	47
Shares held in RSU Trust, at cost	(21)	(21)	(21)	(21)	(21)	—	—
Treasury stock, at cost	(25,070)	(22,289)	(21,691)	(20,541)	(19,397)	(12)	(29)
TOTAL STOCKHOLDERS’ EQUITY	252,423	250,157	247,573	245,728	241,205	1	5
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,466,096	$2,423,808	$2,351,698	$2,416,635	$2,449,098	2	1

See notes 1 and 2 on page 28.

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)
	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q16 Change				2016 Change
AVERAGE BALANCES	2Q16	1Q16	4Q15	3Q15	2Q15	1Q16	2Q15	2016	2015	2015
ASSETS
Deposits with banks	$379,001	$364,200	$382,098	$413,038	$437,776	4%	(13)%	$371,600	$458,862	(19)%
Federal funds sold and securities purchased under
resale agreements	201,871	204,992	202,205	201,673	205,352	(2)	(2)	203,433	211,415	(4)
Securities borrowed	101,669	103,461	104,672	98,193	107,178	(2)	(5)	102,565	109,177	(6)
Trading assets - debt instruments	215,780	208,315	204,365	202,388	208,823	4	3	212,047	209,443	1
Securities	280,041	284,488	297,648	307,364	323,941	(2)	(14)	282,265	329,423	(14)
Loans	859,727	840,526	823,057	793,584	774,205	2	11	850,126	765,967	11
Other assets (a)	41,436	38,001	37,012	40,650	40,362	9	3	39,718	38,791	2
Total interest-earning assets	2,079,525	2,043,983	2,051,057	2,056,890	2,097,637	2	(1)	2,061,754	2,123,078	(3)
Trading assets - equity instruments	99,626	85,280	95,609	96,868	117,638	17	(15)	92,453	114,893	(20)
Trading assets - derivative receivables	69,823	70,651	66,043	69,646	73,805	(1)	(5)	70,237	78,825	(11)
All other noninterest-earning assets	192,215	195,007	195,544	197,812	204,753	(1)	(6)	193,611	208,195	(7)
TOTAL ASSETS	$2,441,189	$2,394,921	$2,408,253	$2,421,216	$2,493,833	2	(2)	$2,418,055	$2,524,991	(4)
LIABILITIES
Interest-bearing deposits	$915,295	$884,082	$864,878	$852,219	$869,523	4	5	$899,689	$886,828	1
Federal funds purchased and securities loaned or
sold under repurchase agreements	176,855	171,246	181,995	188,006	200,054	3	(12)	174,050	200,145	(13)
Commercial paper	17,462	17,537	17,952	26,167	49,020	—	(64)	17,499	54,486	(68)
Trading liabilities - debt, short-term and other liabilities (b)	200,141	196,233	196,154	198,876	213,246	2	(6)	198,187	218,275	(9)
Beneficial interests issued by consolidated VIEs	38,411	39,839	44,774	49,808	51,600	(4)	(26)	39,125	51,142	(23)
Long-term debt	291,726	288,160	290,083	288,413	282,262	1	3	289,943	280,561	3
Total interest-bearing liabilities	1,639,890	1,597,097	1,595,836	1,603,489	1,665,705	3	(2)	1,618,493	1,691,437	(4)
Noninterest-bearing deposits	400,671	399,186	412,575	418,742	429,622	—	(7)	399,929	430,898	(7)
Trading liabilities - equity instruments	20,747	18,504	16,806	17,595	16,528	12	26	19,625	17,365	13
Trading liabilities - derivative payables	54,048	60,591	57,053	61,754	64,249	(11)	(16)	57,319	70,116	(18)
All other noninterest-bearing liabilities	75,336	71,914	80,366	76,895	80,515	5	(6)	73,626	79,968	(8)
TOTAL LIABILITIES	2,190,692	2,147,292	2,162,636	2,178,475	2,256,619	2	(3)	2,168,992	2,289,784	(5)
Preferred stock	26,068	26,068	26,068	25,718	23,476	—	11	26,068	22,158	18
Common stockholders’ equity	224,429	221,561	219,549	217,023	213,738	1	5	222,995	213,049	5
TOTAL STOCKHOLDERS’ EQUITY	250,497	247,629	245,617	242,741	237,214	1	6	249,063	235,207	6
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,441,189	$2,394,921	$2,408,253	$2,421,216	$2,493,833	2	(2)	$2,418,055	$2,524,991	(4)

AVERAGE RATES (c)
INTEREST-EARNING ASSETS
Deposits with banks	0.49%	0.51%	0.32%	0.28%	0.29%			0.50%	0.29%
Federal funds sold and securities purchased under
resale agreements	1.15	1.09	0.83	0.85	0.66			1.12	0.70
Securities borrowed (d)	(0.38)	(0.36)	(0.51)	(0.48)	(0.59)			(0.37)	(0.52)
Trading assets - debt instruments	3.50	3.31	3.16	3.04	3.37			3.41	3.38
Securities	2.95	2.98	3.11	2.85	2.77			2.96	2.79
Loans	4.22	4.26	4.20	4.24	4.21			4.24	4.24
Other assets (a)	2.06	2.04	1.71	1.67	1.74			2.05	1.66
Total interest-earning assets	2.73	2.72	2.60	2.51	2.44			2.73	2.43

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	0.14	0.15	0.13	0.14	0.14			0.14	0.15
Federal funds purchased and securities loaned or
sold under repurchase agreements	0.64	0.61	0.36	0.34	0.29			0.63	0.29
Commercial paper	0.88	0.75	0.49	0.35	0.25			0.82	0.24
Trading liabilities - debt, short-term and other liabilities (b)	0.63	0.47	0.33	0.26	0.32			0.55	0.30
Beneficial interests issued by consolidated VIEs	1.24	1.14	0.99	0.92	0.85			1.19	0.82
Long-term debt	1.92	1.70	1.62	1.50	1.52			1.81	1.55
Total interest-bearing liabilities	0.60	0.55	0.48	0.45	0.44			0.58	0.44

INTEREST RATE SPREAD	2.13%	2.17%	2.12%	2.06%	2.00%			2.15%	1.99%
NET YIELD ON INTEREST-EARNING ASSETS	2.25%	2.30%	2.23%	2.16%	2.09%			2.28%	2.08%

(a)	Includes margin loans.

(b)	Includes brokerage customer payables.

(c)	Interest includes the effect of related hedging derivatives. Taxable-equivalent amounts are used where applicable.

(d)
Negative yield is a result of increased client-driven demand for certain securities combined with the impact of low interest rates; this is matched book activity and the negative interest expense on the corresponding securities loaned is recognized in interest expense and reported within trading liabilities - debt, short-term and other liabilities.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED BASIS
(in millions, except ratios)

The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the U.S. (“U.S. GAAP”). That presentation, which is referred to as “reported” basis, provides the reader with an understanding of the Firm’s results that can be tracked consistently from year-to-year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results, including the overhead ratio, and the results of the lines of business on a “managed” basis, which are non-GAAP financial measures. For additional information on managed basis, refer to the notes on Non-GAAP Financial Measures on page 28.

The following summary table provides a reconciliation from reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q16 Change				2016 Change
	2Q16	1Q16	4Q15	3Q15	2Q15	1Q16	2Q15	2016	2015	2015
OTHER INCOME
Other income - reported	$1,261	$801	$1,236	$628	$586	57%	115%	$2,062	$1,168	77%
Fully taxable-equivalent adjustments (a)	529	551	575	477	447	(4)	18	1,080	928	16
Other income - managed	$1,790	$1,352	$1,811	$1,105	$1,033	32	73	$3,142	$2,096	50

TOTAL NONINTEREST REVENUE
Total noninterest revenue - reported	$13,033	$11,859	$11,660	$11,856	$13,128	10	(1)	$24,892	$26,517	(6)
Fully taxable-equivalent adjustments (a)	529	551	575	477	447	(4)	18	1,080	928	16
Total noninterest revenue - managed	$13,562	$12,410	$12,235	$12,333	$13,575	9	—	$25,972	$27,445	(5)

NET INTEREST INCOME
Net interest income - reported	$11,347	$11,380	$11,225	$10,924	$10,684	—	6	$22,727	$21,361	6
Fully taxable-equivalent adjustments (a)	305	293	287	278	272	4	12	598	545	10
Net interest income - managed	$11,652	$11,673	$11,512	$11,202	$10,956	—	6	$23,325	$21,906	6

TOTAL NET REVENUE
Total net revenue - reported	$24,380	$23,239	$22,885	$22,780	$23,812	5	2	$47,619	$47,878	(1)
Fully taxable-equivalent adjustments (a)	834	844	862	755	719	(1)	16	1,678	1,473	14
Total net revenue - managed	$25,214	$24,083	$23,747	$23,535	$24,531	5	3	$49,297	$49,351	—

PRE-PROVISION PROFIT
Pre-provision profit - reported	$10,742	$9,402	$8,622	$7,412	$9,312	14	15	$20,144	$18,495	9
Fully taxable-equivalent adjustments (a)	834	844	862	755	719	(1)	16	1,678	1,473	14
Pre-provision profit - managed	$11,576	$10,246	$9,484	$8,167	$10,031	13	15	$21,822	$19,968	9

INCOME BEFORE INCOME TAX EXPENSE
Income before income tax expense - reported	$9,340	$7,578	$7,371	$6,730	$8,377	23	11	$16,918	$16,601	2
Fully taxable-equivalent adjustments (a)	834	844	862	755	719	(1)	16	1,678	1,473	14
Income before income tax expense - managed	$10,174	$8,422	$8,233	$7,485	$9,096	21	12	$18,596	$18,074	3

INCOME TAX EXPENSE
Income tax expense/(benefit) - reported	$3,140	$2,058	$1,937	$(74)	$2,087	53	50	$5,198	$4,397	18
Fully taxable-equivalent adjustments (a)	834	844	862	755	719	(1)	16	1,678	1,473	14
Income tax expense - managed	$3,974	$2,902	$2,799	$681	$2,806	37	42	$6,876	$5,870	17

OVERHEAD RATIO
Overhead ratio - reported	56%	60%	62%	67%	61%			58%	61%
Overhead ratio - managed	54	57	60	65	59			56	60

See notes 1 and 2 on page 28.

(a)	Predominantly recognized in the CIB and Commercial Banking (“CB”) business segments and Corporate.

JPMORGAN CHASE & CO.
SEGMENT RESULTS - MANAGED BASIS
(in millions)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q16 Change				2016 Change
	2Q16	1Q16	4Q15	3Q15	2Q15	1Q16	2Q15	2016	2015	2015
TOTAL NET REVENUE (fully taxable-equivalent (“FTE”))
Consumer & Community Banking	$11,451	$11,117	$11,222	$10,879	$11,015	3%	4%	$22,568	$21,719	4%
Corporate & Investment Bank	9,165	8,135	7,069	8,168	8,723	13	5	17,300	18,305	(5)
Commercial Banking	1,817	1,803	1,760	1,644	1,739	1	4	3,620	3,481	4
Asset Management	2,939	2,972	3,045	2,894	3,175	(1)	(7)	5,911	6,180	(4)
Corporate	(158)	56	651	(50)	(121)	NM	(31)	(102)	(334)	69
TOTAL NET REVENUE	$25,214	$24,083	$23,747	$23,535	$24,531	5	3	$49,297	$49,351	—

TOTAL NONINTEREST EXPENSE
Consumer & Community Banking	$6,004	$6,088	$6,272	$6,237	$6,210	(1)	(3)	$12,092	$12,400	(2)
Corporate & Investment Bank	5,078	4,808	4,436	6,131	5,137	6	(1)	9,886	10,794	(8)
Commercial Banking	731	713	750	719	703	3	4	1,444	1,412	2
Asset Management	2,098	2,075	2,196	2,109	2,406	1	(13)	4,173	4,581	(9)
Corporate	(273)	153	609	172	44	NM	NM	(120)	196	NM
TOTAL NONINTEREST EXPENSE	$13,638	$13,837	$14,263	$15,368	$14,500	(1)	(6)	$27,475	$29,383	(6)

PRE-PROVISION PROFIT/(LOSS)
Consumer & Community Banking	$5,447	$5,029	$4,950	$4,642	$4,805	8	13	$10,476	$9,319	12
Corporate & Investment Bank	4,087	3,327	2,633	2,037	3,586	23	14	7,414	7,511	(1)
Commercial Banking	1,086	1,090	1,010	925	1,036	—	5	2,176	2,069	5
Asset Management	841	897	849	785	769	(6)	9	1,738	1,599	9
Corporate	115	(97)	42	(222)	(165)	NM	NM	18	(530)	NM
PRE-PROVISION PROFIT	$11,576	$10,246	$9,484	$8,167	$10,031	13	15	$21,822	$19,968	9

PROVISION FOR CREDIT LOSSES
Consumer & Community Banking	$1,201	$1,050	$1,038	$389	$702	14	71	$2,251	$1,632	38
Corporate & Investment Bank	235	459	81	232	50	(49)	370	694	19	NM
Commercial Banking	(25)	304	117	82	182	NM	NM	279	243	15
Asset Management	(8)	13	17	(17)	—	NM	NM	5	4	25
Corporate	(1)	(2)	(2)	(4)	1	50	NM	(3)	(4)	25
PROVISION FOR CREDIT LOSSES	$1,402	$1,824	$1,251	$682	$935	(23)	50	$3,226	$1,894	70

NET INCOME
Consumer & Community Banking	$2,656	$2,490	$2,407	$2,630	$2,533	7	5	$5,146	$4,752	8
Corporate & Investment Bank	2,493	1,979	1,748	1,464	2,341	26	6	4,472	4,878	(8)
Commercial Banking	696	496	550	518	525	40	33	1,192	1,123	6
Asset Management	521	587	507	475	451	(11)	16	1,108	953	16
Corporate	(166)	(32)	222	1,717	440	(419)	NM	(198)	498	NM
TOTAL NET INCOME	$6,200	$5,520	$5,434	$6,804	$6,290	12	(1)	$11,720	$12,204	(4)

See notes 1 and 2 on page 28.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS
(in millions, except ratio data)

							Jun 30, 2016
							Change		SIX MONTHS ENDED JUNE 30,
	Jun 30,		Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,			2016 Change
	2016		2016	2015	2015	2015	2016	2015	2016	2015	2015
CAPITAL (a)
Risk-based capital metrics
Standardized Transitional
CET1 capital	$179,593	(f)	$177,531	$175,398	$173,577	$169,769	1%	6%
Tier 1 capital	204,397	(f)	202,399	200,482	199,211	194,714	1	5
Total capital	239,005	(f)	236,954	234,413	234,377	228,303	1	5
Risk-weighted assets	1,471,554	(f)	1,470,741	1,465,262	1,503,370	1,499,638	—	(2)
CET1 capital ratio	12.2%	(f)	12.1%	12.0%	11.5%	11.3%
Tier 1 capital ratio	13.9	(f)	13.8	13.7	13.3	13.0
Total capital ratio	16.2	(f)	16.1	16.0	15.6	15.2

Advanced Transitional
CET1 capital	$179,593	(f)	177,531	175,398	173,577	169,769	1	6
Tier 1 capital	204,397	(f)	202,399	200,482	199,211	194,714	1	5
Total capital	227,927	(f)	226,190	224,616	223,877	218,724	1	4
Risk-weighted assets	1,499,904	(f)	1,497,870	1,485,336	1,502,685	1,520,140	—	(1)
CET1 capital ratio	12.0%	(f)	11.9%	11.8%	11.6%	11.2%
Tier 1 capital ratio	13.6	(f)	13.5	13.5	13.3	12.8
Total capital ratio	15.2	(f)	15.1	15.1	14.9	14.4

Leverage-based capital metrics
Adjusted average assets (b)	$2,391,825	(f)	$2,345,926	$2,361,177	$2,375,317	$2,447,864	2	(2)
Tier 1 leverage ratio	8.5%	(f)	8.6%	8.5%	8.4%	8.0%
SLR leverage exposure (c)	$3,096,219	(f)	$3,047,558	3,079,797	3,116,633	3,223,351	2	(4)
SLR (c)	6.6%	(f)	6.6%	6.5%	6.4%	6.0%

TANGIBLE COMMON EQUITY (period-end) (d)
Common stockholders’ equity	$226,355		$224,089	$221,505	$219,660	$216,287	1	5
Less: Goodwill	47,303		47,310	47,325	47,405	47,476	—	—
Less: Other intangible assets	917		940	1,015	1,036	1,091	(2)	(16)
Add: Deferred tax liabilities (e)	3,220		3,205	3,148	3,105	2,876	—	12
Total tangible common equity	$181,355		$179,044	$176,313	$174,324	$170,596	1	6

TANGIBLE COMMON EQUITY (average) (d)
Common stockholders’ equity	$224,429		$221,561	$219,549	$217,023	$213,738	1	5	$222,995	$213,049	5
Less: Goodwill	47,309		47,332	47,377	47,428	47,485	—	—	47,320	47,488	—
Less: Other intangible assets	928		985	1,030	1,064	1,113	(6)	(17)	957	1,138	(16)
Add: Deferred tax liabilities (e)	3,213		3,177	3,127	2,991	2,873	1	12	3,195	2,868	11
Total tangible common equity	$179,405		$176,421	$174,269	$171,522	$168,013	2	7	$177,913	$167,291	6

INTANGIBLE ASSETS (period-end)
Goodwill	$47,303		$47,310	$47,325	$47,405	$47,476	—	—
Mortgage servicing rights	5,072		5,658	6,608	6,716	7,571	(10)	(33)
Other intangible assets	917		940	1,015	1,036	1,091	(2)	(16)
Total intangible assets	$53,292		$53,908	$54,948	$55,157	$56,138	(1)	(5)

See notes 1 and 2 on page 28.

(a)
Basel III presents two comprehensive methodologies for calculating risk-weighted assets: a Standardized approach and an Advanced approach. As required by the Collins Amendment of the Wall Street Reform and Consumer Protection Act, the capital adequacy of the Firm is evaluated against the Basel III approach (Standardized or Advanced) that results, for each quarter, in the lower ratio (the “Collins Floor”). For further discussion of the implementation of Basel III, see Capital Management on pages 149-158 of the 2015 Annual Report, and on pages 54–60 of the Firm's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2016.

(b)
Adjusted average assets, for purposes of calculating leverage ratios, includes total quarterly average assets adjusted for on balance sheet assets that are subject to deduction from Tier 1 capital, predominately goodwill and other intangible assets.

(c)
The supplementary leverage ratio (“SLR”) under Basel III is defined as Tier 1 capital divided by the Firm’s total leverage exposure. Total leverage exposure is calculated by taking the Firm’s adjusted average assets as calculated for the Tier 1 leverage ratio, and adding certain off-balance sheet exposures, such as undrawn commitments and derivatives potential future exposure.

(d)	For further discussion of TCE, see page 28.

(e)
Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in non-taxable transactions, which are netted against goodwill and other intangibles when calculating TCE.

(f)	Estimated.

JPMORGAN CHASE & CO.
EARNINGS PER SHARE AND RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS								SIX MONTHS ENDED JUNE 30,
							2Q16 Change					2016 Change
	2Q16		1Q16	4Q15	3Q15	2Q15	1Q16	2Q15	2016		2015	2015
EARNINGS PER SHARE
Basic earnings per share
Net income	$6,200		$5,520	$5,434	$6,804	$6,290	12%	(1)%	$11,720		$12,204	(4)%
Less: Preferred stock dividends	411		412	418	393	380	—	8	823		704	17
Net income applicable to common equity	5,789		5,108	5,016	6,411	5,910	13	(2)	10,897		11,500	(5)
Less: Dividends and undistributed earnings allocated to
participating securities	123		117	108	141	134	5	(8)	241		272	(11)
Net income applicable to common stockholders	$5,666		$4,991	$4,908	$6,270	$5,776	14	(2)	$10,656		$11,228	(5)

Total weighted-average basic shares outstanding	3,635.8		3,669.9	3,674.2	3,694.4	3,707.8	(1)	(2)	3,652.9		3,716.6	(2)
Net income per share	$1.56		$1.36	$1.34	$1.70	$1.56	15	—	$2.92		$3.02	(3)

Diluted earnings per share
Net income applicable to common stockholders	$5,666		$4,991	$4,908	$6,270	$5,776	14	(2)	$10,656		$11,228	(5)
Total weighted-average basic shares outstanding	3,635.8		3,669.9	3,674.2	3,694.4	3,707.8	(1)	(2)	3,652.9		3,716.6	(2)
Add: Employee stock options, stock appreciation rights (“SARs”), warrants and performance share units (“PSUs”)	30.7		27.0	30.4	31.2	35.8	14	(14)	28.8		33.9	(15)
Total weighted-average diluted shares outstanding	3,666.5		3,696.9	3,704.6	3,725.6	3,743.6	(1)	(2)	3,681.7		3,750.5	(2)
Net income per share	$1.55		$1.35	$1.32	$1.68	$1.54	15	1	$2.89		$2.99	(3)

COMMON DIVIDENDS
Cash dividends declared per share	$0.48	(c)	$0.44	$0.44	$0.44	$0.44	9	9	$0.92	(c)	$0.84	10
Dividend payout ratio	31%		32%	33%	26%	28%			31%		28%

COMMON EQUITY REPURCHASE PROGRAM (a)
Total shares of common stock repurchased	45.8		29.2	19.0	19.1	19.2	57	139	75.0		51.7	45
Average price paid per share of common stock	$61.93		$58.17	$63.92	$65.30	$65.32	6	(5)	$60.47		$60.96	(1)
Aggregate repurchases of common equity	2,840		1,696	1,219	1,248	1,249	67	127	4,536		3,149	44

EMPLOYEE ISSUANCE
Shares issued from treasury stock related to employee
stock-based compensation awards and employee stock
purchase plans	1.2		22.3	1.1	1.9	2.0	(95)	(40)	23.5		30.8	(24)
Net impact of employee issuances on stockholders’ equity (b)	$250		$366	$252	$248	$290	(32)	(14)	$616		$623	(1)

See notes 1 and 2 on page 28.

(a)
On June 29, 2016, the Firm announced, in connection with the release of its 2016 CCAR results, that it is authorized to repurchase up to $10.6 billion of common equity between July 1, 2016 and June 30, 2017, under a new equity repurchase program authorized by the Board of Directors.

(b)
The net impact of employee issuances on stockholders’ equity is driven by the cost of equity compensation awards that is recognized over the applicable vesting periods. The cost is partially offset by tax impacts related to the distribution of shares and the exercise of employee stock options and SARs.

(c)	On May 17, 2016, the Board of Directors increased the quarterly common stock dividend from $0.44 to $0.48 per share.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q16 Change				2016 Change
	2Q16	1Q16	4Q15	3Q15	2Q15	1Q16	2Q15	2016	2015	2015
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$780	$769	$817	$836	$766	1%	2%	$1,549	$1,484	4%
Asset management, administration and commissions	535	530	524	565	553	1	(3)	1,065	1,083	(2)
Mortgage fees and related income	689	667	556	469	782	3	(12)	1,356	1,486	(9)
Card income	1,253	1,191	1,326	1,335	1,506	5	(17)	2,444	2,830	(14)
All other income	881	649	815	524	482	36	83	1,530	942	62
Noninterest revenue	4,138	3,806	4,038	3,729	4,089	9	1	7,944	7,825	2
Net interest income	7,313	7,311	7,184	7,150	6,926	—	6	14,624	13,894	5
TOTAL NET REVENUE	11,451	11,117	11,222	10,879	11,015	3	4	22,568	21,719	4

Provision for credit losses	1,201	1,050	1,038	389	702	14	71	2,251	1,632	38

NONINTEREST EXPENSE
Compensation expense	2,420	2,382	2,349	2,413	2,478	2	(2)	4,802	5,008	(4)
Noncompensation expense (a)	3,584	3,706	3,923	3,824	3,732	(3)	(4)	7,290	7,392	(1)
TOTAL NONINTEREST EXPENSE	6,004	6,088	6,272	6,237	6,210	(1)	(3)	12,092	12,400	(2)

Income before income tax expense	4,246	3,979	3,912	4,253	4,103	7	3	8,225	7,687	7
Income tax expense	1,590	1,489	1,505	1,623	1,570	7	1	3,079	2,935	5
NET INCOME	$2,656	$2,490	$2,407	$2,630	$2,533	7	5	$5,146	$4,752	8

REVENUE BY LINE OF BUSINESS
Consumer & Business Banking	$4,616	$4,550	$4,587	$4,555	$4,483	1	3	$9,166	$8,841	4
Mortgage Banking	1,921	1,876	1,680	1,555	1,833	2	5	3,797	3,582	6
Card, Commerce Solutions & Auto	4,914	4,691	4,955	4,769	4,699	5	5	9,605	9,296	3

MORTGAGE FEES AND RELATED INCOME DETAILS:
Net production revenue	261	162	123	176	233	61	12	423	470	(10)
Net mortgage servicing revenue (b)	428	505	433	293	549	(15)	(22)	933	1,016	(8)
Mortgage fees and related income	$689	$667	$556	$469	$782	3	(12)	$1,356	$1,486	(9)

FINANCIAL RATIOS
ROE	20%	19%	18%	20%	19%			19%	18%
Overhead ratio	52	55	56	57	56			54	57

(a)
Included operating lease depreciation expense of $460 million, $432 million, $401 million, $372 million and $348 million for the three months ended June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015, and June 30, 2015, respectively, and $892 million and $674 million for the six months ended June 30, 2016, and 2015, respectively.

(b)
Included MSR risk management of $73 million, $129 million, $4 million, $(123) million, and $70 million for the three months ended June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015, and June 30, 2015, respectively, and $202 million and $2 million for the six months ended June 30, 2016 and 2015, respectively.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q16 Change				2016 Change
	2Q16	1Q16	4Q15	3Q15	2Q15	1Q16	2Q15	2016	2015	2015
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$519,187	$505,071	$502,652	$484,253	$472,181	3%	10%	$519,187	$472,181	10%

Loans:
Consumer & Business Banking	23,588	22,889	22,730	22,346	21,940	3	8	23,588	21,940	8
Home equity	54,569	56,627	58,734	60,849	63,316	(4)	(14)	54,569	63,316	(14)
Residential mortgage and other	178,670	172,413	164,500	153,730	139,814	4	28	178,670	139,814	28
Mortgage Banking	233,239	229,040	223,234	214,579	203,130	2	15	233,239	203,130	15
Credit Card	131,591	126,090	131,463	126,979	126,025	4	4	131,591	126,025	4
Auto	64,056	62,937	60,255	57,174	56,330	2	14	64,056	56,330	14
Student	7,614	7,890	8,176	8,462	8,763	(3)	(13)	7,614	8,763	(13)
Total loans	460,088	448,846	445,858	429,540	416,188	3	11	460,088	416,188	11
Core loans (a)	364,007	348,802	341,881	320,415	301,154	4	21	364,007	301,154	21

Deposits	586,074	582,026	557,645	539,182	530,767	1	10	586,074	530,767	10
Equity	51,000	51,000	51,000	51,000	51,000	—	—	51,000	51,000	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$512,434	$503,231	$494,306	$478,914	$463,404	2	11	$507,833	$459,108	11

Loans:
Consumer & Business Banking	23,223	22,775	22,445	22,069	21,732	2	7	22,998	21,526	7
Home equity	55,615	57,717	59,757	62,025	64,502	(4)	(14)	56,666	65,671	(14)
Residential mortgage and other	175,753	168,694	160,925	146,432	132,649	4	32	172,224	126,687	36
Mortgage Banking	231,368	226,411	220,682	208,457	197,151	2	17	228,890	192,358	19
Credit Card	128,396	127,299	127,620	126,305	124,539	1	3	127,848	124,780	2
Auto	63,661	61,252	58,692	56,412	55,800	4	14	62,456	55,405	13
Student	7,757	8,034	8,326	8,622	8,907	(3)	(13)	7,896	9,057	(13)
Total loans	454,405	445,771	437,765	421,865	408,129	2	11	450,088	403,126	12
Core loans (a)	356,380	343,705	331,296	309,888	290,330	4	23	350,042	282,498	24

Deposits	583,115	562,284	545,734	535,987	529,448	4	10	572,699	520,850	10
Equity	51,000	51,000	51,000	51,000	51,000	—	—	51,000	51,000	—

Headcount	131,815	129,925	127,094	128,601	132,302	1	—	131,815	132,302	—

(a)	Loans considered central to the Firm’s ongoing businesses. For further discussion of core loans, see page 28.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q16 Change				2016 Change
	2Q16	1Q16	4Q15	3Q15	2Q15	1Q16	2Q15	2016	2015	2015
CREDIT DATA AND QUALITY STATISTICS
Nonaccrual loans (a)(b)	$4,980	$5,117	$5,313	$5,433	$5,876	(3)%	(15)%	$4,980	$5,876	(15)%
Net charge-offs/(recoveries) (c)
Consumer & Business Banking	53	56	76	50	68	(5)	(22)	109	127	(14)
Home equity	35	59	45	82	69	(41)	(49)	94	156	(40)
Residential mortgage and other	3	1	14	(41)	12	200	(75)	4	29	(86)
Mortgage Banking	38	60	59	41	81	(37)	(53)	98	185	(47)
Credit Card	860	830	774	759	800	4	8	1,690	1,589	6
Auto	46	67	74	57	32	(31)	44	113	83	36
Student	29	37	55	58	46	(22)	(37)	66	97	(32)
Total net charge-offs/(recoveries)	$1,026	$1,050	$1,038	$965	$1,027	(2)	—	$2,076	$2,081	—
Net charge-off/(recovery) rate (c)
Consumer & Business Banking	0.92%	0.99%	1.34%	0.90%	1.26%			0.95%	1.19%
Home equity (d)	0.34	0.55	0.40	0.70	0.57			0.45	0.64
Residential mortgage and other (d)	0.01	—	0.04	(0.14)	0.05			0.01	0.06
Mortgage Banking (d)	0.08	0.13	0.13	0.10	0.21			0.10	0.25
Credit Card (e)	2.70	2.62	2.42	2.41	2.61			2.66	2.61
Auto	0.29	0.44	0.50	0.40	0.23			0.36	0.30
Student	1.50	1.85	2.62	2.67	2.07			1.68	2.16
Total net charge-off/(recovery) rate (d)	0.99	1.04	1.04	1.02	1.14			1.02	1.18

30+ day delinquency rate
Mortgage Banking (f)(g)	1.33%	1.41%	1.57%	1.74%	1.95%			1.33%	1.95%
Credit Card (h)	1.40	1.45	1.43	1.38	1.29			1.40	1.29
Auto	1.16	0.94	1.35	1.06	0.95			1.16	0.95
Student (i)	1.43	1.41	1.81	1.99	2.00			1.43	2.00
90+ day delinquency rate - Credit Card (h)	0.70	0.75	0.72	0.66	0.63			0.70	0.63

Allowance for loan losses
Consumer & Business Banking	$703	$703	$703	$703	$703	—	—	$703	$703	—
Mortgage Banking, excluding PCI loans	1,488	1,588	1,588	1,588	1,788	(6)	(17)	1,488	1,788	(17)
Mortgage Banking - PCI loans (c)	2,654	2,695	2,742	2,788	3,215	(2)	(17)	2,654	3,215	(17)
Credit Card	3,684	3,434	3,434	3,434	3,434	7	7	3,684	3,434	7
Auto	449	399	399	374	349	13	29	449	349	29
Student	274	299	299	324	349	(8)	(21)	274	349	(21)
Total allowance for loan losses (c)	$9,252	$9,118	$9,165	$9,211	$9,838	1	(6)	$9,252	$9,838	(6)
Note: CCB provides several non-GAAP financial measures which exclude the impact of PCI loans. For further discussion of these measures, see page 28.

(a)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as they are all performing.

(b)
At June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015 and June 30, 2015, nonaccrual loans excluded loans 90 or more days past due as follows: (1) mortgage loans insured by U.S. government agencies of $5.2 billion, $5.7 billion, $6.3 billion, $6.6 billion and $7.0 billion, respectively; and (2) student loans insured by U.S. government agencies under the Federal Family Education Loan Program ("FFELP") of $252 million, $269 million, $290 million, $289 million and $282 million, respectively. These amounts have been excluded based upon the government guarantee.

(c)
Net charge-offs and the net charge-off rates for the three months ended June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015 and June 30, 2015, excluded $41 million, $47 million, $46 million, $52 million and $55 million, respectively, and for the six months ended June 30, 2016, and 2015 excluded $88 million and $110 million, respectively, of write-offs in the PCI portfolio. These write-offs decreased the allowance for loan losses for PCI loans. For further information on PCI write-offs, see Summary of Changes in the Allowances on page 26.

(d)
Excludes the impact of PCI loans. For the three months ended June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015 and June 30, 2015, the net charge-off/(recovery) rates including the impact of PCI loans were as follows: (1) home equity of 0.25%, 0.41%, 0.30%, 0.52% and 0.43%, respectively; (2) residential mortgage and other of 0.01%, –%, 0.03%, (0.11%), and 0.04%, respectively; (3) Mortgage Banking of 0.07%, 0.11%, 0.11%, 0.08% and 0.17%, respectively; and (4) total CCB of 0.91%, 0.95%, 0.94%, 0.91% and 1.01%, respectively. For the six months ended June 30, 2016 and 2015, the net charge-off rates including the impact of PCI loans were as follows: (1) home equity of 0.33% and 0.48%, respectively; (2) residential mortgage and other of –% and 0.05%, respectively; (3) Mortgage Banking of 0.09% and 0.19%, respectively; and (4) total CCB of 0.93% and 1.05%, respectively.

(e)
Average credit card loans included loans held-for-sale of $82 million, $72 million, $717 million, $1.3 billion and $1.8 billion for the three months ended June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015 and June 30, 2015, respectively, and $77 million and $2.2 billion for the six months ended June 30, 2016, and 2015, respectively. These amounts are excluded when calculating the net charge-off rate.

(f)
At June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015 and June 30, 2015, excluded mortgage loans insured by U.S. government agencies of $7.2 billion, $7.6 billion, $8.4 billion, $8.5 billion and $8.8 billion, respectively, that are 30 or more days past due. These amounts have been excluded based upon the government guarantee.

(g)
Excludes PCI loans. The 30+ day delinquency rate for PCI loans was 10.09%, 10.47%, 11.21%, 11.29% and 11.65% at June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015 and June 30, 2015, respectively.

(h)
Period-end credit card loans included loans held-for-sale of $84 million, $78 million, $76 million, $1.3 billion and $1.3 billion at June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015 and June 30, 2015, respectively. These amounts are excluded when calculating delinquency rates.

(i)
Excluded student loans insured by U.S government agencies under FFELP of $458 million, $471 million, $526 million, $507 million and $546 million at June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015 and June 30, 2015, respectively, that are 30 or more days past due. These amounts have been excluded based upon the government guarantee.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS												SIX MONTHS ENDED JUNE 30,
											2Q16 Change						2016 Change
	2Q16		1Q16		4Q15		3Q15		2Q15		1Q16	2Q15	2016		2015		2015
BUSINESS METRICS
Number of:
Branches	5,366		5,385		5,413		5,471		5,504		—%	(3)%	5,366		5,504		(3)%
Active digital customers (in thousands) (a)	42,833		42,458		39,242		38,511		37,878		1	13	42,833		37,878		13
Active mobile customers (in thousands) (b)	24,817		23,821		22,810		22,232		21,001		4	18	24,817		21,001		18%

Consumer & Business Banking
Average deposits	$567,415		$548,447		$530,611		$519,414		$512,844		3	11	$557,931		$505,269		10
Deposit margin	1.80%		1.86%		1.83%		1.86%		1.92%				1.83%		1.95%
Business banking origination volume	$2,183		$1,688		$1,609		$1,715		$1,911		29	14	$3,871		$3,451		12
Client investment assets	224,741		220,004		218,551		213,263		221,490		2	1	224,741		221,490		1

Mortgage Banking (in billions)
Mortgage origination volume by channel
Retail	$11.2		$8.7		$8.7		$9.5		$9.8		29	14	$19.9		$17.9		11
Correspondent	13.8		13.7		13.8		20.4		19.5		1	(29)	27.5		36.1		(24)
Total mortgage origination volume (c)	$25.0		$22.4		$22.5		$29.9		$29.3		12	(15)	$47.4		$54.0		(12)
Total loans serviced (period-end)	$880.3		$898.7		$910.1		$929.0		$917.0		(2)	(4)	$880.3		$917.0		(4)
Third-party mortgage loans serviced (period-end)	629.9		655.4		674.0		702.6		723.4		(4)	(13)	629.9		723.4		(13)
MSR carrying value (period-end)	5.1		5.7		6.6		6.7		7.6		(11)	(33)	5.1		7.6		(33)
Ratio of MSR carrying value (period-end) to third-party mortgage
loans serviced (period-end)	0.81%		0.87%		0.98%		0.95%		1.05%				0.81%		1.05%
MSR revenue multiple (d)	2.31	x	2.49	x	2.97	x	2.79	x	3.00	x			2.31	x	3.00	x

Credit Card, excluding Commercial Card
Sales volume (in billions)	$136.0		$121.7		$130.8		$126.6		$125.7		12	8	$257.7		$238.5		8
New accounts opened	2.7		2.3		2.5		2.0		2.1		17	29	5.0		4.2		19

Card Services
Net revenue rate	12.28%		11.81%		12.54%		12.22%		12.35%				12.04%		12.27%

Commerce Solutions
Merchant processing volume (in billions)	$263.8		$247.5		$258.2		$235.8		$234.1		7	13	$511.3		$455.3		12

Auto
Loan and lease origination volume (in billions)	$8.5		$9.6		$9.2		$8.1		$7.8		(11)	9	$18.1		$15.1		20
Average Auto operating lease assets	10,435		9,615		8,794		8,073		7,437		9	40	10,025		7,170		40

(a)	Users of all web and/or mobile platforms who have logged in within the past 90 days.

(b)	Users of all mobile platforms who have logged in within the past 90 days.

(c)
Firmwide mortgage origination volume was $28.6 billion, $24.4 billion, $24.7 billion, $32.2 billion and $31.7 billion for the three months ended June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015 and June 30, 2015, respectively, and $53.0 billion and $58.3 billion for the six months ended June 30, 2016, and 2015, respectively.

(d)
Represents the ratio of MSR carrying value (period-end) to third-party mortgage loans serviced (period-end) divided by the ratio of annualized loan servicing-related revenue to third-party mortgage loans serviced (average).

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)
	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q16 Change				2016 Change
	2Q16	1Q16	4Q15	3Q15	2Q15	1Q16	2Q15	2016	2015	2015
INCOME STATEMENT
REVENUE
Investment banking fees	$1,636	$1,321	$1,538	$1,612	$1,825	24%	(10)%	$2,957	$3,586	(18)%
Principal transactions	2,965	2,470	1,396	2,370	2,657	20	12	5,435	6,139	(11)
Lending- and deposit-related fees	385	394	387	389	400	(2)	(4)	779	797	(2)
Asset management, administration and commissions	1,025	1,069	1,049	1,083	1,181	(4)	(13)	2,094	2,335	(10)
All other income	464	280	268	294	170	66	173	744	450	65
Noninterest revenue	6,475	5,534	4,638	5,748	6,233	17	4	12,009	13,307	(10)
Net interest income	2,690	2,601	2,431	2,420	2,490	3	8	5,291	4,998	6
TOTAL NET REVENUE (a)	9,165	8,135	7,069	8,168	8,723	13	5	17,300	18,305	(5)

Provision for credit losses	235	459	81	232	50	(49)	370	694	19	NM

NONINTEREST EXPENSE
Compensation expense	2,737	2,600	1,860	2,434	2,656	5	3	5,337	5,679	(6)
Noncompensation expense	2,341	2,208	2,576	3,697	2,481	6	(6)	4,549	5,115	(11)
TOTAL NONINTEREST EXPENSE	5,078	4,808	4,436	6,131	5,137	6	(1)	9,886	10,794	(8)

Income before income tax expense	3,852	2,868	2,552	1,805	3,536	34	9	6,720	7,492	(10)
Income tax expense	1,359	889	804	341	1,195	53	14	2,248	2,614	(14)
NET INCOME	$2,493	$1,979	$1,748	$1,464	$2,341	26	6	$4,472	$4,878	(8)

FINANCIAL RATIOS
ROE	15%	11%	10%	8%	14%			13%	15%
Overhead ratio	55	59	63	75	59			57	59
Compensation expense as a percent of total net revenue	30	32	26	30	30			31	31

REVENUE BY BUSINESS
Investment Banking	$1,492	$1,231	$1,470	$1,530	$1,746	21	(15)	$2,723	$3,376	(19)
Treasury Services	892	884	901	899	901	1	(1)	1,776	1,831	(3)
Lending	277	302	390	334	302	(8)	(8)	579	737	(21)
Total Banking	2,661	2,417	2,761	2,763	2,949	10	(10)	5,078	5,944	(15)
Fixed Income Markets	3,959	3,597	2,574	2,933	2,931	10	35	7,556	7,085	7
Equity Markets	1,600	1,576	1,064	1,403	1,576	2	2	3,176	3,227	(2)
Securities Services	907	881	933	915	995	3	(9)	1,788	1,929	(7)
Credit Adjustments & Other (b)	38	(336)	(263)	154	272	NM	(86)	(298)	120	NM
Total Markets & Investor Services	6,504	5,718	4,308	5,405	5,774	14	13	12,222	12,361	(1)
TOTAL NET REVENUE	$9,165	$8,135	$7,069	$8,168	$8,723	13	5	$17,300	$18,305	(5)

(a)
Included tax-equivalent adjustments, predominantly due to income tax credits related to alternative energy investments; income tax credits and amortization of the cost of investments in affordable housing projects; as well as tax-exempt income from municipal bonds of $476 million, $498 million, $486 million, $417 million and $396 million for the three months ended June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015, and June 30, 2015, respectively, and $974 million and $828 million for the six months ended June 30, 2016, and 2015, respectively.

(b)
Effective January 1, 2016, consists primarily of credit valuation adjustments (“CVA”) managed by the credit portfolio group, funding valuation adjustments (“FVA”) and debit valuation adjustments (“DVA”) on derivatives. Prior periods also include DVA on fair value option elected liabilities. Results are presented net of associated hedging activities and net of CVA and FVA amounts allocated to Fixed Income Markets and Equity Markets. Effective January 1, 2016, changes in DVA on fair value option elected liabilities are recognized in other comprehensive income. For additional information, see Note 1 on page 28.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)
	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q16 Change				2016 Change
	2Q16	1Q16	4Q15	3Q15	2Q15	1Q16	2Q15	2016	2015	2015
SELECTED BALANCE SHEET DATA (period-end)
Assets	$826,019	$801,053	$748,691	$801,133	$819,745	3%	1%	$826,019	$819,745	1%
Loans:
Loans retained (a)	112,637	109,132	106,908	101,420	96,579	3	17	112,637	96,579	17
Loans held-for-sale and loans at fair value	5,600	2,381	3,698	3,369	7,211	135	(22)	5,600	7,211	(22)
Total loans	118,237	111,513	110,606	104,789	103,790	6	14	118,237	103,790	14
Core loans (b)	117,821	111,050	110,084	104,270	103,235	6	14	117,821	103,235	14

Equity	64,000	64,000	62,000	62,000	62,000	—	3	64,000	62,000	3

SELECTED BALANCE SHEET DATA (average)
Assets	$815,886	$797,548	$797,427	$789,975	$845,225	2	(3)	$806,717	$855,220	(6)
Trading assets - debt and equity instruments	306,418	285,122	291,958	288,828	317,385	7	(3)	295,770	314,837	(6)
Trading assets - derivative receivables	61,457	62,557	59,425	63,561	68,949	(2)	(11)	62,007	73,128	(15)
Loans:
Loans retained (a)	111,668	108,712	101,959	97,518	94,711	3	18	110,190	96,900	14
Loans held-for-sale and loans at fair value	3,169	3,204	4,897	3,827	5,504	(1)	(42)	3,187	4,786	(33)
Total loans	114,837	111,916	106,856	101,345	100,215	3	15	113,377	101,686	11
Core loans (b)	114,421	111,417	106,331	100,809	99,343	3	15	112,919	100,690	12

Equity	64,000	64,000	62,000	62,000	62,000	—	3	64,000	62,000	3

Headcount	48,805	49,067	49,067	49,384	49,367	(1)	(1)	48,805	49,367	(1)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$90	$46	$5	$2	$(15)	96	NM	$136	$(26)	NM
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (a)(c)	623	650	428	464	324	(4)	92	623	324	92
Nonaccrual loans held-for-sale and loans at fair value	7	7	10	12	12	—	(42)	7	12	(42)
Total nonaccrual loans	630	657	438	476	336	(4)	88	630	336	88

Derivative receivables	220	212	204	235	256	4	(14)	220	256	(14)
Assets acquired in loan satisfactions	75	62	62	56	60	21	25	75	60	25
Total nonperforming assets	925	931	704	767	652	(1)	42	925	652	42
Allowance for credit losses:
Allowance for loan losses	1,669	1,497	1,258	1,205	1,086	11	54	1,669	1,086	54
Allowance for lending-related commitments	715	744	569	547	437	(4)	64	715	437	64
Total allowance for credit losses	2,384	2,241	1,827	1,752	1,523	6	57	2,384	1,523	57

Net charge-off/(recovery) rate (a)	0.32%	0.17%	0.02%	0.01%	(0.06)%			0.25%	(0.05)%
Allowance for loan losses to period-end loans retained (a)	1.48	1.37	1.18	1.19	1.12			1.48	1.12
Allowance for loan losses to period-end loans retained,
excluding trade finance and conduits (d)	2.23	2.11	1.88	1.85	1.73			2.23	1.73
Allowance for loan losses to nonaccrual loans retained (a)(c)	268	230	294	260	335			268	335
Nonaccrual loans to total period-end loans	0.53	0.59	0.40	0.45	0.32			0.53	0.32

(a)	Loans retained includes credit portfolio loans, loans held by consolidated Firm-administered multi-seller conduits, trade finance loans, other held-for-investment loans and overdrafts.

(b)	Loans considered central to the Firm’s ongoing businesses. For further discussion of core loans, see page 28.

(c)
Allowance for loan losses of $211 million, $233 million, $177 million, $160 million and $64 million were held against nonaccrual loans at June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015, and June 30, 2015, respectively.

(d)
Management uses allowance for loan losses to period-end loans retained, excluding trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of CIB’s allowance coverage ratio.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except where otherwise noted)
	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q16 Change				2016 Change
	2Q16	1Q16	4Q15	3Q15	2Q15	1Q16	2Q15	2016	2015	2015
BUSINESS METRICS
Advisory	$466	$585	$622	$503	$466	(20)%	—%	$1,051	$1,008	4%
Equity underwriting	285	205	314	269	452	39	(37)	490	851	(42)
Debt underwriting	885	531	602	840	907	67	(2)	1,416	1,727	(18)
Total investment banking fees	$1,636	$1,321	$1,538	$1,612	$1,825	24	(10)	$2,957	$3,586	(18)

Assets under custody (“AUC”) (period-end) (in billions)	$20,470	$20,283	$19,943	$19,691	$20,497	1	—	$20,470	$20,497

Client deposits and other third-party liabilities (average) (a)	373,671	358,926	364,794	372,070	401,280	4	(7)	366,299	422,607

Trade finance loans (period-end)	17,362	18,078	19,255	21,138	21,195	(4)	(18)	17,362	21,195

95% Confidence Level - Total CIB VaR (average)
CIB trading VaR by risk type: (b)
Fixed income	$46	$46	$42	$50	$41	—	12	$46	$38	21
Foreign exchange	12	9	10	9	9	33	33	11	9	22
Equities	14	22	18	20	16	(36)	(13)	18	17	6
Commodities and other	9	9	11	10	9	—	—	9	9	—
Diversification benefit to CIB trading VaR (c)	(37)	(32)	(31)	(35)	(37)	(16)	—	(35)	(37)	5
CIB trading VaR (b)	44	54	50	54	38	(19)	16	49	36	36
Credit portfolio VaR (d)	12	12	11	13	15	—	(20)	12	16	(25)
Diversification benefit to CIB VaR (c)	(12)	(11)	(9)	(10)	(10)	(9)	(20)	(11)	(9)	(22)
CIB VaR (b)	$44	$55	$52	$57	$43	(20)	2	$50	$43	16

(a)	Client deposits and other third party liabilities pertain to the Treasury Services and Securities Services businesses.

(b)
CIB trading VaR includes substantially all market-making and client-driven activities, as well as certain risk management activities in CIB, including credit spread sensitivity to CVA. For further information, see VaR measurement on pages 135–137 of the 2015 Annual Report, and pages 48-50 of the Firm's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2016.

(c)
Average portfolio VaR was less than the sum of the VaR of the components described above, which is due to portfolio diversification. The diversification effect reflects the fact that the risks were not perfectly correlated.

(d)
Credit portfolio VaR includes the derivative CVA, hedges of the CVA and hedges of the retained loan portfolio, which are reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not reported at fair value.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q16 Change				2016 Change
	2Q16	1Q16	4Q15	3Q15	2Q15	1Q16	2Q15	2016	2015	2015
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$227	$232	$236	$229	$242	(2)%	(6)%	$459	$479	(4)%
Asset management, administration and commissions	18	22	20	22	22	(18)	(18)	40	46	(13)
All other income (a)	341	302	342	271	345	13	(1)	643	720	(11)
Noninterest revenue	586	556	598	522	609	5	(4)	1,142	1,245	(8)
Net interest income	1,231	1,247	1,162	1,122	1,130	(1)	9	2,478	2,236	11
TOTAL NET REVENUE (b)	1,817	1,803	1,760	1,644	1,739	1	4	3,620	3,481	4

Provision for credit losses	(25)	304	117	82	182	NM	NM	279	243	15

NONINTEREST EXPENSE
Compensation expense	322	334	310	311	308	(4)	5	656	617	6
Noncompensation expense	409	379	440	408	395	8	4	788	795	(1)
TOTAL NONINTEREST EXPENSE	731	713	750	719	703	3	4	1,444	1,412	2

Income before income tax expense	1,111	786	893	843	854	41	30	1,897	1,826	4
Income tax expense	415	290	343	325	329	43	26	705	703	—
NET INCOME	$696	$496	$550	$518	$525	40	33	$1,192	$1,123	6

Revenue by product
Lending	$917	$928	$887	$850	$867	(1)	6	$1,845	$1,692	9
Treasury services	680	694	655	633	646	(2)	5	1,374	1,293	6
Investment banking (c)	207	155	156	130	196	34	6	362	444	(18)
Other	13	26	62	31	30	(50)	(57)	39	52	(25)
Total Commercial Banking net revenue	$1,817	$1,803	$1,760	$1,644	$1,739	1	4	$3,620	$3,481	4

Investment banking revenue, gross (d)	$595	$483	$455	$382	$589	23	1	$1,078	$1,342	(20)

Revenue by client segment
Middle Market Banking (e)	$698	$707	$694	$668	$679	(1)	3	$1,405	$1,344	5
Corporate Client Banking (e)	562	511	478	453	541	10	4	1,073	1,117	(4)
Commercial Term Lending	342	361	331	318	318	(5)	8	703	626	12
Real Estate Banking	144	140	138	123	117	3	23	284	233	22
Other	71	84	119	82	84	(15)	(15)	155	161	(4)
Total Commercial Banking net revenue	$1,817	$1,803	$1,760	$1,644	$1,739	1	4	$3,620	$3,481	4

FINANCIAL RATIOS
ROE	16%	11%	15%	14%	14%			14%	15%
Overhead ratio	40	40	43	44	40			40	41

(a)	Includes revenue from investment banking products and commercial card transactions.

(b)
Total net revenue included tax-equivalent adjustments from income tax credits related to equity investments in designated community development entities that provide loans to qualified businesses in low-income communities, as well as tax-exempt income related to municipal financing activity of $124 million, $120 million, $149 million, $116 million and $115 million for the three months ended June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015, and June 30, 2015, and $244 million and $228 million for six months ended June 30, 2016 and 2015, respectively.

(c)	Revenue by product includes total Firm revenue from investment banking products sold to CB clients, net of revenue sharing with the CIB.

(d)	Total Firm revenue from investment banking products sold to CB clients.

(e)
Effective in the second quarter of 2016, certain clients were transferred from Middle Market Banking to Corporate Client Banking. Prior period client segment results were revised to conform with the current period presentation.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q16 Change				2016 Change
	2Q16	1Q16	4Q15	3Q15	2Q15	1Q16	2Q15	2016	2015	2015
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$208,151	$204,602	$200,700	$201,157	$201,377	2%	3%	$208,151	$201,377	3%
Loans:
Loans retained	179,164	173,583	167,374	162,269	157,947	3	13	179,164	157,947	13
Loans held-for-sale and loans at fair value	134	338	267	213	1,506	(60)	(91)	134	1,506	(91)
Total loans	$179,298	$173,921	$167,641	$162,482	$159,453	3	12	$179,298	$159,453	12
Core loans (a)	178,809	173,316	166,939	161,662	158,568	3	13	178,809	158,568	13
Equity	16,000	16,000	14,000	14,000	14,000	—	14	16,000	14,000	14

Period-end loans by client segment:
Middle Market Banking (b)	$51,951	$51,644	$50,502	$51,067	$50,735	1	2	$51,951	$50,735	2
Corporate Client Banking (b)	36,011	34,649	32,731	30,552	31,149	4	16	36,011	31,149	16
Commercial Term Lending	66,499	64,292	62,860	60,684	58,314	3	14	66,499	58,314	14
Real Estate Banking	19,233	17,719	16,211	15,068	14,231	9	35	19,233	14,231	35
Other	5,604	5,617	5,337	5,111	5,024	—	12	5,604	5,024	12
Total Commercial Banking loans	$179,298	$173,921	$167,641	$162,482	$159,453	3	12	$179,298	$159,453	12

SELECTED BALANCE SHEET DATA (average)
Total assets	$205,953	$202,492	$200,325	$197,274	$198,740	2	4	$204,222	$197,341	3
Loans:
Loans retained	176,229	169,837	165,679	158,845	155,110	4	14	173,033	152,435	14
Loans held-for-sale and loans at fair value	583	448	188	359	870	30	(33)	516	715	(28)
Total loans	$176,812	$170,285	$165,867	$159,204	$155,980	4	13	$173,549	$153,150	13
Core loans (a)	176,251	169,626	165,091	158,364	155,016	4	14	172,939	152,143	14
Client deposits and other third-party liabilities	170,717	173,079	178,637	180,892	197,004	(1)	(13)	171,898	203,489	(16)
Equity	16,000	16,000	14,000	14,000	14,000	—	14	16,000	14,000	14

Average loans by client segment:
Middle Market Banking (b)	$51,939	$50,557	$50,926	$50,436	$50,438	3	3	$51,248	$49,983	3
Corporate Client Banking (b)	35,664	33,791	32,758	29,901	29,988	6	19	34,728	28,834	20
Commercial Term Lending	65,262	63,475	61,574	59,323	56,814	3	15	64,369	55,790	15
Real Estate Banking	18,381	17,021	15,565	14,487	13,732	8	34	17,701	13,603	30
Other	5,566	5,441	5,044	5,057	5,008	2	11	5,503	4,940	11
Total Commercial Banking loans	$176,812	$170,285	$165,867	$159,204	$155,980	4	13	$173,549	$153,150	13

Headcount	8,127	7,971	7,845	7,735	7,568	2	7	8,127	7,568	7

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$60	$6	$16	$(2)	$(4)	NM	NM	$66	$7	NM
Nonperforming assets
Nonaccrual loans:
Nonaccrual loans retained (c)	1,258	1,257	375	423	384	—	228	1,258	384	228
Nonaccrual loans held-for-sale and loans
at fair value	—	—	18	16	14	—	(100)	—	14	(100)
Total nonaccrual loans	1,258	1,257	393	439	398	—	216	1,258	398	216

Assets acquired in loan satisfactions	1	1	8	4	5	—	(80)	1	5	(80)
Total nonperforming assets	1,259	1,258	401	443	403	—	212	1,259	403	212
Allowance for credit losses:
Allowance for loan losses	3,041	3,099	2,855	2,782	2,705	(2)	12	3,041	2,705	12
Allowance for lending-related commitments	226	252	198	170	163	(10)	39	226	163	39
Total allowance for credit losses	3,267	3,351	3,053	2,952	2,868	(3)	14	3,267	2,868	14

Net charge-off/(recovery) rate (d)	0.14%	0.01%	0.04%	—%	(0.01)%			0.08%	0.01%
Allowance for loan losses to period-end loans retained	1.70	1.79	1.71	1.71	1.71			1.70	1.71
Allowance for loan losses to nonaccrual loans retained (c)	242	247	761	658	704			242	704
Nonaccrual loans to period-end total loans	0.70	0.72	0.23	0.27	0.25			0.70	0.25

(a)	Loans considered central to the Firm’s ongoing businesses. For further discussion of core loans, see page 28.

(b)
Effective in the second quarter of 2016, certain clients were transferred from Middle Market Banking to Corporate Client Banking. Prior period client segment results were revised to conform with the current period presentation.

(c)
Allowance for loan losses of $292 million, $278 million, $64 million, $80 million and $42 million was held against nonaccrual loans retained at June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015, and June 30, 2015, respectively.

(d)	Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q16 Change				2016 Change
	2Q16	1Q16	4Q15	3Q15	2Q15	1Q16	2Q15	2016	2015	2015
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$2,102	$2,016	$2,328	$2,237	$2,381	4%	(12)%	$4,118	$4,610	(11)%
All other income	90	229	46	24	163	(61)	(45)	319	318	—
Noninterest revenue	2,192	2,245	2,374	2,261	2,544	(2)	(14)	4,437	4,928	(10)
Net interest income	747	727	671	633	631	3	18	1,474	1,252	18
TOTAL NET REVENUE	2,939	2,972	3,045	2,894	3,175	(1)	(7)	5,911	6,180	(4)

Provision for credit losses	(8)	13	17	(17)	—	NM	NM	5	4	25

NONINTEREST EXPENSE
Compensation expense	1,249	1,241	1,307	1,218	1,299	1	(4)	2,490	2,588	(4)
Noncompensation expense	849	834	889	891	1,107	2	(23)	1,683	1,993	(16)
TOTAL NONINTEREST EXPENSE	2,098	2,075	2,196	2,109	2,406	1	(13)	4,173	4,581	(9)

Income before income tax expense	849	884	832	802	769	(4)	10	1,733	1,595	9
Income tax expense	328	297	325	327	318	10	3	625	642	(3)
NET INCOME	$521	$587	$507	$475	$451	(11)	16	$1,108	$953	16

REVENUE BY LINE OF BUSINESS
Global Investment Management	$1,424	$1,499	$1,615	$1,483	$1,670	(5)	(15)	$2,923	$3,203	(9)
Global Wealth Management	1,515	1,473	1,430	1,411	1,505	3	1	2,988	2,977	—
TOTAL NET REVENUE	$2,939	$2,972	$3,045	$2,894	$3,175	(1)	(7)	$5,911	$6,180	(4)

FINANCIAL RATIOS
ROE	22%	25%	21%	20%	19%			24%	21%
Overhead ratio	71	70	72	73	76			71	74
Pretax margin ratio:
Global Investment Management	30	33	36	31	26			31	28
Global Wealth Management	28	26	17	24	22			27	24
Asset Management	29	30	27	28	24			29	26

Headcount	20,897	20,885	20,975	20,651	20,237	—	3	20,897	20,237	3

Number of client advisors	2,622	2,750	2,778	2,796	2,746	(5)	(5)	2,622	2,746	(5)

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q16 Change				2016 Change
	2Q16	1Q16	4Q15	3Q15	2Q15	1Q16	2Q15	2016	2015	2015
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$134,380	$131,276	$131,451	$131,412	$134,059	2%	—%	$134,380	$134,059	—%
Loans (a)	113,319	111,050	111,007	110,314	109,336	2	4	113,319	109,336	4
Core loans (b)	113,319	111,050	111,007	110,314	109,336	2	4	113,319	109,336	4
Deposits	148,967	152,908	146,766	140,121	141,179	(3)	6	148,967	141,179	6
Equity	9,000	9,000	9,000	9,000	9,000	—	—	9,000	9,000	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$131,529	$129,790	$130,980	$131,100	$130,548	1	1	$130,659	$128,424	2
Loans	111,704	110,497	110,305	108,741	107,250	1	4	111,101	105,279	6
Core loans (b)	111,704	110,497	110,305	108,741	107,250	1	4	111,101	105,279	6
Deposits	151,214	150,616	145,623	141,896	152,563	—	(1)	150,915	155,386	(3)
Equity	9,000	9,000	9,000	9,000	9,000	—	—	9,000	9,000	—

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$2	$9	$8	$2	$(1)	(78)%	NM	$11	$2	450%
Nonaccrual loans	254	335	218	229	209	(24)	22	254	209	22
Allowance for credit losses:
Allowance for loan losses	258	270	266	258	273	(4)	(5)	258	273	(5)
Allowance for lending-related commitments	4	4	5	4	5	—	(20)	4	5	(20)
Total allowance for credit losses	262	274	271	262	278	(4)	(6)	262	278	(6)
Net charge-off/(recovery) rate	0.01%	0.03%	0.03%	0.01%	—%			0.02%	—%
Allowance for loan losses to period-end loans	0.23	0.24	0.24	0.23	0.25			0.23	0.25
Allowance for loan losses to nonaccrual loans	102	81	122	113	131			102	131
Nonaccrual loans to period-end loans	0.22	0.30	0.20	0.21	0.19			0.22	0.19

(a)
Included $29.2 billion, $27.7 billion, $26.6 billion, $25.4 billion, and $24.0 billion of prime mortgage loans reported in the Consumer, excluding credit card, loan portfolio at June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015, and June 30, 2015, respectively.

(b)	Loans considered central to the Firm’s ongoing businesses. For further discussion of core loans, see page 28.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Jun 30, 2016
						Change		SIX MONTHS ENDED JUNE 30,
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,			2016 Change
CLIENT ASSETS	2016	2016	2015	2015	2015	2016	2015	2016	2015	2015
Assets by asset class
Liquidity	$426	$424	$464	$463	$466	—%	(9)%	$426	$466	(9)%
Fixed income	383	365	342	351	357	5	7	383	357	7
Equity	342	346	353	336	380	(1)	(10)	342	380	(10)
Multi-asset and alternatives	542	541	564	561	578	—	(6)	542	578	(6)
TOTAL ASSETS UNDER MANAGEMENT	1,693	1,676	1,723	1,711	1,781	1	(5)	1,693	1,781	(5)
Custody/brokerage/administration/deposits	651	647	627	612	642	1	1	651	642	1
TOTAL CLIENT ASSETS	$2,344	$2,323	$2,350	$2,323	$2,423	1	(3)	$2,344	$2,423	(3)

Memo:
Alternatives client assets (a)	$151	$151	$172	$172	$173	—	(13)	$151	$173	(13)

Assets by client segment
Private Banking	$425	$428	$437	$438	$452	(1)	(6)	$425	$452	(6)
Institutional	811	798	816	816	830	2	(2)	811	830	(2)
Retail	457	450	470	457	499	2	(8)	457	499	(8)
TOTAL ASSETS UNDER MANAGEMENT	$1,693	$1,676	$1,723	$1,711	$1,781	1	(5)	$1,693	$1,781	(5)

Private Banking	$1,058	$1,057	$1,050	$1,037	$1,080	—	(2)	$1,058	$1,080	(2)
Institutional	827	814	824	823	838	2	(1)	827	838	(1)
Retail	459	452	476	463	505	2	(9)	459	505	(9)
TOTAL CLIENT ASSETS	$2,344	$2,323	$2,350	$2,323	$2,423	1	(3)	$2,344	$2,423	(3)

Assets under management rollforward
Beginning balance	$1,676	$1,723	$1,711	$1,781	$1,759			$1,723	$1,744
Net asset flows:
Liquidity	4	(27)	(1)	(5)	6			(23)	5
Fixed income	10	11	(7)	(5)	3			21	5
Equity	(5)	(5)	3	(5)	(1)			(10)	3
Multi-asset and alternatives	(2)	6	(5)	6	11			4	21
Market/performance/other impacts	10	(32)	22	(61)	3			(22)	3
Ending balance	$1,693	$1,676	$1,723	$1,711	$1,781			$1,693	$1,781

Client assets rollforward
Beginning balance	$2,323	$2,350	$2,323	$2,423	$2,405			$2,350	$2,387
Net asset flows	2	(7)	1	(7)	16			(5)	33
Market/performance/other impacts	19	(20)	26	(93)	2			(1)	3
Ending balance	$2,344	$2,323	$2,350	$2,323	$2,423			$2,344	$2,423

(a)	Represents assets under management, as well as client balances in brokerage accounts.

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS
(in millions, except headcount data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q16 Change				2016 Change
	2Q16	1Q16	4Q15	3Q15	2Q15	1Q16	2Q15	2016	2015	2015
INCOME STATEMENT
REVENUE
Principal transactions	$29	$97	$(56)	$(70)	$67	(70)%	(57)%	$126	$167	(25)%
Securities gains	20	51	72	25	40	(61)	(50)	71	93	(24)
All other income (a)	122	121	571	118	(7)	1	NM	243	(120)	NM
Noninterest revenue	171	269	587	73	100	(36)	71	440	140	214
Net interest income	(329)	(213)	64	(123)	(221)	(54)	(49)	(542)	(474)	(14)
TOTAL NET REVENUE (b)	(158)	56	651	(50)	(121)	NM	(31)	(102)	(334)	69

Provision for credit losses	(1)	(2)	(2)	(4)	1	50	NM	(3)	(4)	25

NONINTEREST EXPENSE (c)	(273)	153	609	172	44	NM	NM	(120)	196	NM
Income/(loss) before income tax expense/(benefit)	116	(95)	44	(218)	(166)	NM	NM	21	(526)	NM
Income tax expense/(benefit) (d)	282	(63)	(178)	(1,935)	(606)	NM	NM	219	(1,024)	NM
NET INCOME/(LOSS)	$(166)	$(32)	$222	$1,717	$440	(419)	NM	$(198)	$498	NM

MEMO:
TOTAL NET REVENUE
Treasury and Chief Investment Office (“CIO”)	(226)	(94)	137	(89)	(163)	(140)	(39)	(320)	(541)	41
Other Corporate	68	150	514	39	42	(55)	62	218	207	5
TOTAL NET REVENUE	$(158)	$56	$651	$(50)	$(121)	NM	(31)	$(102)	$(334)	69

NET INCOME/(LOSS)
Treasury and CIO	(199)	(111)	138	(40)	(112)	(79)	(78)	(310)	(333)	7
Other Corporate	33	79	84	1,757	552	(58)	(94)	112	831	(87)
TOTAL NET INCOME/(LOSS)	$(166)	$(32)	$222	$1,717	$440	(419)	NM	$(198)	$498	NM

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$778,359	$781,806	$768,204	$798,680	$821,736	—	(5)	$778,359	$821,736	(5)
Loans	1,862	1,983	2,187	2,332	2,480	(6)	(25)	1,862	2,480	(25)
Core loans (e)(f)	1,857	1,978	2,182	2,327	2,474	(6)	(25)	1,857	2,474	(25)

Headcount	30,402	29,572	29,617	29,307	27,985	3	9	30,402	27,985	9

SUPPLEMENTAL INFORMATION
TREASURY and CIO
Securities gains	$20	$51	$72	$25	$40	(61)%	(50)%	$71	$93	(24)%
Investment securities portfolio (average) (g)	278,962	283,443	296,693	306,370	322,954	(2)	(14)	281,203	328,293	(14)
Investment securities portfolio (period-end) (h)	275,562	282,424	287,777	303,057	314,048	(2)	(12)	275,562	314,048	(12)
Mortgage loans (average)	1,858	2,005	2,221	2,400	2,599	(7)	(29)	1,932	2,694	(28)
Mortgage loans (period-end)	1,798	1,927	2,136	2,293	2,455	(7)	(27)	1,798	2,455	(27)

Private equity portfolio
Carrying value	$1,879	$2,004	$2,103	$2,192	$2,718	(6)	(31)	$1,879	$2,718	(31)
Cost	2,941	3,512	3,798	3,832	4,252	(16)	(31)	2,941	4,252	(31)

(a)	Included revenue related to a legal settlement of $514 million for the three months ended December 31, 2015.

(b)
Included tax-equivalent adjustments, predominantly due to tax-exempt income from municipal bond investments of $227 million, $218 million, $219 million, $215 million, and $202 million for the three months ended June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015, and June 30, 2015, respectively, and $445 million and $405 million for the six months ended June 30, 2016, and 2015, respectively.

(c)
Included legal expense/(benefit) of $(467) million, $407 million, and $102 million for the three months ended June 30, 2016, December 31, 2015, and September 30, 2015, respectively; and $(465) million and $323 million for the six months ended June 30, 2016, and 2015, respectively. Legal expense/(benefit) for the three months ended March 31, 2016 and June 30, 2015 was not material.

(d)	The three months ended September 30, 2015 reflected tax benefits of $1.9 billion, due to the resolution of various tax audits.

(e)
Average core loans were $2.0 billion, $2.1 billion, $2.3 billion $2.4 billion, and $2.6 billion for the three months ended June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015, and June 30, 2015, respectively, and $2.0 billion and $2.8 billion for the six months ended June 30, 2016, and 2015, respectively.

(f)	Loans considered central to the Firm’s ongoing businesses. For further discussion of core loans, see page 28.

(g)
Average investment securities included held-to-maturity balances of $53.4 billion, $48.3 billion, $49.5 billion, $50.7 billion, and $50.7 billion for the three months ended June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015, and June 30, 2015, respectively, and $50.9 billion and $50.0 billion for the six months ended June 30, 2016, and 2015, respectively.

(h)
Period-end investment securities included held-to-maturity balances of $53.8 billion, $47.9 billion, $49.1 billion, $50.2 billion, and $51.6 billion at June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015, and June 30, 2015, respectively.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)
						Jun 30, 2016
						Change
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,
	2016	2016	2015	2015	2015	2016	2015
CREDIT EXPOSURE
Consumer, excluding credit card loans (a)
Loans retained, excluding PCI loans	$322,690	$314,128	$303,357	$289,496	$272,975	3%	18%
Loans - PCI	38,360	39,743	40,998	42,236	43,806	(3)	(12)
Total loans retained	361,050	353,871	344,355	331,732	316,781	2	14
Loans held-for-sale	255	321	466	237	1,505	(21)	(83)
Total consumer, excluding credit card loans	361,305	354,192	344,821	331,969	318,286	2	14

Credit card loans
Loans retained	131,507	126,012	131,387	125,634	124,705	4	5
Loans held-for-sale	84	78	76	1,345	1,320	8	(94)
Total credit card loans	131,591	126,090	131,463	126,979	126,025	4	4
Total consumer loans	492,896	480,282	476,284	458,948	444,311	3	11

Wholesale loans (b)
Loans retained	374,174	364,312	357,050	346,927	338,219	3	11
Loans held-for-sale and loans at fair value	5,734	2,719	3,965	3,582	8,717	111	(34)
Total wholesale loans	379,908	367,031	361,015	350,509	346,936	4	10

Total loans	872,804	847,313	837,299	809,457	791,247	3	10

Derivative receivables	78,446	70,209	59,677	68,668	67,451	12	16
Receivables from customers and other (c)	14,426	16,294	13,497	17,016	22,591	(11)	(36)
Total credit-related assets	92,872	86,503	73,174	85,684	90,042	7	3

Lending-related commitments
Consumer, excluding credit card	59,224	60,744	58,478	60,005	59,817	(3)	(1)
Credit card	539,105	532,224	515,518	526,433	523,717	1	3
Wholesale	357,145	367,466	366,399	354,348	352,048	(3)	1
Total lending-related commitments	955,474	960,434	940,395	940,786	935,582	(1)	2

Total credit exposure	$1,921,150	$1,894,250	$1,850,868	$1,835,927	$1,816,871	1	6

Memo: Total by category
Consumer exposure (d)	$1,091,363	$1,073,377	$1,050,405	$1,045,505	$1,027,958	2	6
Wholesale exposures (e)	829,787	820,873	800,463	790,422	788,913	1	5
Total credit exposure	$1,921,150	$1,894,250	$1,850,868	$1,835,927	$1,816,871	1	6

Note: The Firm provides several non-GAAP financial measures which exclude the impact of PCI loans. For further discussion of these measures, see page 28.

(a)	Includes loans reported in CCB, prime mortgage and home equity loans reported in AM, and prime mortgage loans reported in Corporate.

(b)	Includes loans reported in CIB, CB and AM business segments and Corporate.

(c)
Predominantly includes receivables from customers, which represent margin loans to prime and retail brokerage customers; these are classified in accrued interest and accounts receivable on the Consolidated balance sheets.

(d)	Represents total consumer loans and lending-related commitments.

(e)	Represents total wholesale loans and lending-related commitments, derivative receivables and receivables from customers.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Jun 30, 2016
						Change
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,
	2016	2016	2015	2015	2015	2016	2015
NONPERFORMING ASSETS (a)
Consumer nonaccrual loans (b)(c)	$5,085	$5,225	$5,413	$5,530	$5,984	(3)	(15)

Wholesale nonaccrual loans
Loans retained	2,093	2,203	988	1,086	873	(5)	140
Loans held-for-sale and loans at fair value	7	7	28	28	26	—	(73)
Total wholesale nonaccrual loans	2,100	2,210	1,016	1,114	899	(5)	134

Total nonaccrual loans	7,185	7,435	6,429	6,644	6,883	(3)	4

Derivative receivables	220	212	204	235	256	4	(14)
Assets acquired in loan satisfactions	352	376	401	415	449	(6)	(22)
Total nonperforming assets	7,757	8,023	7,034	7,294	7,588	(3)	2
Wholesale lending-related commitments (d)	460	722	193	176	133	(36)	246
Total nonperforming exposure	$8,217	$8,745	$7,227	$7,470	$7,721	(6)	6

NONACCRUAL LOAN-RELATED RATIOS
Total nonaccrual loans to total loans	0.82%	0.88%	0.77%	0.82%	0.87%
Total consumer, excluding credit card nonaccrual loans to
total consumer, excluding credit card loans	1.41	1.48	1.57	1.67	1.88
Total wholesale nonaccrual loans to total
wholesale loans	0.55	0.60	0.28	0.32	0.26

(a)
At June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015, and June 30, 2015, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $5.2 billion, $5.7 billion, $6.3 billion, $6.6 billion and $7.0 billion, respectively, that are 90 or more days past due; (2) student loans insured by U.S. government agencies under the Federal Family Education Loan Program (“FFELP”) of $252 million, $269 million, $290 million, $289 million and $282 million, respectively, that are 90 or more days past due; (3) real estate owned (“REO”) insured by U.S. government agencies of $355 million, $360 million, $343 million, $327 million and $384 million, respectively. These amounts have been excluded based upon the government guarantee. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance issued by the Federal Financial Institutions Examination Council (“FFIEC”). Under this guidance, non-modified credit card loans are charged off by the end of the month in which the account becomes 180 days past due, while modified credit card loans are charged off when the account becomes 120 days past due. Moreover, all credit card loans must be charged off within 60 days of receiving notification about certain specified events (e.g., bankruptcy of the borrower).

(b)
Included nonaccrual loans held-for-sale of $61 million, $98 million and $212 million at March 31, 2016, December 31, 2015, and June 30, 2015, respectively. There were no nonaccrual loans held-for-sale at June 30, 2016, or September 30, 2015.

(c)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as they are all performing.

(d)	Represents commitments that are risk rated as nonaccrual.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							SIX MONTHS ENDED JUNE 30,
						2Q16 Change				2016 Change
	2Q16	1Q16	4Q15	3Q15	2Q15	1Q16	2Q15	2016	2015	2015
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$13,994	$13,555	$13,466	$13,915	$14,065	3%	(1)%	$13,555	$14,185	(4)%
Net charge-offs:
Gross charge-offs	1,433	1,357	1,300	1,305	1,284	6	12	2,790	2,636	6
Gross recoveries	(252)	(247)	(236)	(342)	(277)	(2)	9	(499)	(577)	14
Net charge-offs	1,181	1,110	1,064	963	1,007	6	17	2,291	2,059	11
Write-offs of PCI loans and other (a)	41	47	46	52	55	(13)	(25)	88	110	(20)
Provision for loan losses	1,456	1,596	1,200	567	908	(9)	60	3,052	1,896	61
Other	(1)	—	(1)	(1)	4	NM	NM	(1)	3	NM
Ending balance	$14,227	$13,994	$13,555	$13,466	$13,915	2	2	$14,227	$13,915	2

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$1,014	$786	$735	$620	$593	29	71	$786	$622	26
Provision for lending-related commitments	(54)	228	51	115	27	NM	NM	174	(2)	NM
Ending balance	$960	$1,014	$786	$735	$620	(5)	55	$960	$620	55

Total allowance for credit losses	$15,187	$15,008	$14,341	$14,201	$14,535	1	4	$15,187	$14,535	4

NET CHARGE-OFF/(RECOVERY) RATES
Consumer retained, excluding credit card loans (b)	0.19%	0.25%	0.31%	0.25%	0.29%			0.22%	0.32%
Credit card retained loans	2.70	2.62	2.42	2.41	2.61			2.66	2.61
Total consumer retained loans	0.85	0.89	0.88	0.85	0.95			0.87	0.98
Wholesale retained loans	0.17	0.07	0.03	—	(0.02)			0.12	(0.01)
Total retained loans	0.56	0.53	0.52	0.49	0.53			0.54	0.55
Consumer retained loans, excluding credit card and
PCI loans	0.21	0.29	0.35	0.29	0.34			0.25	0.38
Consumer retained loans, excluding PCI loans	0.92	0.97	0.97	0.94	1.06			0.95	1.10
Total retained, excluding PCI loans	0.58	0.56	0.54	0.51	0.56			0.57	0.58

Memo: Average retained loans
Consumer retained, excluding credit card loans	$357,602	$348,916	$339,637	$323,458	$311,074	2	15	$353,259	$305,463	16
Credit card retained loans	128,314	127,227	126,903	125,048	122,732	1	5	127,771	122,542	4
Total average retained consumer loans	485,916	476,143	466,540	448,506	433,806	2	12	481,030	428,005	12
Wholesale retained loans	369,706	360,306	350,370	339,172	331,924	3	11	365,006	329,921	11
Total average retained loans	$855,622	$836,449	$816,910	$787,678	$765,730	2	12	$846,036	$757,926	12

Consumer retained, excluding credit card and
PCI loans	$318,556	$308,526	$298,047	$280,475	$266,567	3	20	$313,541	$260,233	20
Consumer retained, excluding PCI loans	446,870	435,753	424,950	405,524	389,299	3	15	441,312	382,776	15
Total retained, excluding PCI loans	816,572	796,055	775,316	744,692	721,219	3	13	806,314	712,693	13

(a)
Write-offs of PCI loans are recorded against the allowance for loan losses when actual losses for a pool exceed estimated losses that were recorded as purchase accounting adjustments at the time of acquisition. A write-off of a PCI loan is recognized when the underlying loan is removed from a pool (e.g., upon liquidation).

(b)	The net charge-off rates exclude the write-offs in the PCI portfolio. These write-offs decreased the allowance for loan losses for PCI loans.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Jun 30, 2016
						Change
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Jun 30,
	2016	2016	2015	2015	2015	2016	2015
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Consumer, excluding credit card
Asset-specific (a)	$365	$371	$364	$359	$436	(2)%	(16)%
Formula-based	2,627	2,694	2,700	2,702	2,841	(2)	(8)
PCI	2,654	2,695	2,742	2,788	3,215	(2)	(17)
Total consumer, excluding credit card	5,646	5,760	5,806	5,849	6,492	(2)	(13)
Credit card
Asset-specific (a)(b)	361	427	460	485	518	(15)	(30)
Formula-based	3,323	3,007	2,974	2,949	2,916	11	14
Total credit card	3,684	3,434	3,434	3,434	3,434	7	7
Total consumer	9,330	9,194	9,240	9,283	9,926	1	(6)
Wholesale
Asset-specific (a)	525	565	274	281	147	(7)	257
Formula-based	4,372	4,235	4,041	3,902	3,842	3	14
Total wholesale	4,897	4,800	4,315	4,183	3,989	2	23
Total allowance for loan losses	14,227	13,994	13,555	13,466	13,915	2	2
Allowance for lending-related commitments	960	1,014	786	735	620	(5)	55
Total allowance for credit losses	$15,187	$15,008	$14,341	$14,201	$14,535	1	4

CREDIT RATIOS
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	1.56%	1.63%	1.69%	1.76%	2.05%
Credit card allowance to total credit card retained loans	2.80	2.73	2.61	2.73	2.75
Wholesale allowance to total wholesale retained loans	1.31	1.32	1.21	1.21	1.18
Wholesale allowance to total wholesale retained loans,
excluding trade finance and conduits (c)	1.45	1.47	1.35	1.34	1.30
Total allowance to total retained loans	1.64	1.66	1.63	1.67	1.78
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (d)	111	112	109	106	112
Total allowance, excluding credit card allowance, to retained
nonaccrual loans, excluding credit card nonaccrual loans (d)	147	143	161	152	158
Wholesale allowance to wholesale retained nonaccrual loans	234	218	437	385	457
Total allowance to total retained nonaccrual loans	198	190	215	204	209

CREDIT RATIOS, excluding PCI loans
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	0.93	0.98	1.01	1.06	1.20
Total allowance to total retained loans	1.40	1.40	1.37	1.40	1.45
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (d)	59	59	58	55	57
Allowance, excluding credit card allowance, to retained non-
accrual loans, excluding credit card nonaccrual loans (d)	110	107	117	109	109
Total allowance to total retained nonaccrual loans	161	153	172	161	161

(a)	Includes risk-rated loans that have been placed on nonaccrual status and loans that have been modified in a troubled debt restructuring (“TDR”).

(b)
The asset-specific credit card allowance for loan losses relates to loans that have been modified in a TDR; the Firm calculates such allowance based on the loans’ original contractual interest rates and does not consider any incremental penalty rates.

(c)
Management uses allowance for loan losses to period-end loans retained, excluding CIB’s trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of the wholesale allowance coverage ratio.

(d)	For information on the Firm’s nonaccrual policy for credit card loans, see footnote (a) on page 25.

JPMORGAN CHASE & CO.
NON-GAAP FINANCIAL MEASURES, KEY PERFORMANCE MEASURES AND OTHER NOTES

Non-GAAP Financial Measures

(a)
In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results, including the overhead ratio, and the results of the lines of business on a “managed” basis, which are non-GAAP financial measures. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the reportable business segments) on a FTE basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These non-GAAP financial measures allow management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.

(a)
The ratios of the allowance for loan losses to period-end loans retained, the allowance for loan losses to nonaccrual loans retained, and nonaccrual loans to total period-end loans excluding credit card and PCI loans, exclude the following: loans accounted for at fair value and loans held-for-sale; PCI loans; and the allowance for loan losses related to PCI loans. Additionally, net charge-offs and net charge-off rates exclude the impact of PCI loans. The ratio of the wholesale allowance for loan losses to period-end loans retained, excluding trade finance and conduits, is calculated excluding loans accounted for at fair value, loans held-for-sale, CIB’s trade finance loans and consolidated Firm-administered multi-seller conduits, as well as their related allowances, to provide a more meaningful assessment of the wholesale allowance coverage ratio.

(b)
CIB calculates the ratio of the allowance for loan losses to end-of-period loans excluding the impact of consolidated Firm-administered multi-seller conduits and trade finance loans, to provide a more meaningful assessment of CIB’s allowance coverage ratio.

Key Performance Measures

(a)
Core loans include loans considered central to the Firm’s ongoing businesses; core loans exclude loans classified as trading assets, runoff portfolios, discontinued portfolios and portfolios the Firm has an intent to exit.

(b)
Tangible common equity (“TCE”), Return on tangible common equity (“ROTCE”), and Tangible book value per share (“TBVPS”) are considered key financial performance measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. TCE, ROTCE, and TBVPS are meaningful to the Firm, as well as investors and analysts, in assessing the Firm’s use of equity.

Other Notes

(1)
Effective January 1, 2016, the Firm adopted new accounting guidance related to the recognition and measurement of financial liabilities where the fair value option has been elected. This guidance requires the portion of the total change in fair value caused by changes in the Firm’s own credit risk (DVA) to be presented separately in other comprehensive income; previously these amounts were recognized in net income. The guidance was required to be applied as of the beginning of the fiscal year of adoption via a cumulative effect adjustment to the Consolidated balance sheet, which resulted in a reclassification from retained earnings to accumulated other comprehensive income. The adoption of this guidance had no material impact on the Firm’s Consolidated Financial Statements.

(2)
Effective January 1, 2016, the Firm adopted new accounting guidance related to share-based payments, including the accounting for income taxes and classification in the statement of cash flows. The guidance requires that all excess tax benefits and tax deficiencies that pertain to share-based payment arrangements be recognized within income tax expense in the Consolidated statements of income; previously such amounts were recognized within additional paid-in capital. The adoption of this guidance had no material impact on the Firm’s Consolidated Financial Statements.